Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

9|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Diversified

Income Trust

9 | 30 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	106
About the Trustees	107
Officers	113

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the month ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Diversified Income Trust: seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Key drivers of fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates -- and bond yields -- rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

  GOVERNMENT
  International Treasury 8.6% (developed markets)
  U.S.Treasury 8.5%
  International Treasury 7.3% (emerging markets)
  CASH/OTHER
  Cash/equivalents 7.1% (e.g., short-term U.S. Treasuries, commercial paper, and other cash equivalents)

Weightings are shown as a percentage of total investment portfolio. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 9 and 33.

Putnam Diversified Income Trust seeks high current income and relative stability by investing in investment-grade, high-yield, and non-U.S. fixed-income securities of limited maturity. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income, asset class diversification, or both.

Highlights

  For the year ended September 30, 2005, Putnam Diversified Income Trust’s class A shares posted a total return of 6.50% without sales charges.
  The fund’s primary benchmark, the Lehman Aggregate Bond Index, returned 2.80%.
  The average return for the fund’s Lipper category, Multi-Sector Income Funds, was 6.33%.
  The fund paid a special dividend of $0.04 per share in December 2004. See page 11 for details.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 9/30/05

Since the fund's inception (10/3/88), average annual return is 7.72% at NAV and 7.43% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	6.18%	5.70%	82.13%	74.01%

5 years	7.95	6.96	46.59	39.96

1 year	6.50	1.66	6.50	1.66

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

The 12-month period ended September 30, 2005, was volatile for global fixed-income markets, but overall, generally favorable as medium- to long-term interest rates remained historically low. Sharp increases in energy prices and concern over the potential for increased inflation prompted some short-term sell-offs that led to larger price declines (and yield increases) within sectors with higher credit risk. Because your fund invests in a variety of fixed-income sources, its results at net asset value (NAV, or without sales charges) were ahead of its all-bond benchmark index. The fund’s results at NAV were in line with the average for its Lipper category, despite the fact that the fund had less exposure than many of its peers to the strong-performing sectors of emerging-market bonds and non-U.S.-dollar-denominated bonds. The fund’s currency strategy, which shifted toward increased exposure to the U.S. dollar, had no significant effect on performance over the course of the 2005 fiscal year.

Market overview

During the 12-month period ended September 30, the U.S. economy continued to grow at a solid, moderate pace, with low inflation. However, in the first quarter of 2005, there were some indications that inflation might be beginning to inch up as the economy strengthened. Record-high energy prices began to affect the prices of goods and services. More importantly, wage costs began to increase, prompting concerns that inflation levels driven by oil costs might migrate to the higher core inflation numbers monitored by the Federal Reserve Board (the Fed). At its meetings so far in 2005, the tone of the Fed’s accompanying remarks has come to reflect increased concern about inflation.

The bond market has benefited from a supportive environment for the past several years, but recently there have been some cautionary signs: The U.S. economy has been posting a steady 3% to 4% growth rate for almost four years now, but during the past 12 months there were indications that spare capacity (i.e., plant and equipment capacity) was beginning to decline. This excess capacity can result in lower prices as companies try to boost sales, and consequently, it has a dampening effect on inflation. Furthermore, in what could be a significant development for the world’s financial markets, Japan seems to be emerging from 15 years of economic difficulty. Japan’s previously stagnant economy and very low interest rates have long been key elements of an important mechanism for keeping long-term U.S. interest rates low. Japanese investors (who have a very high savings rate) have purchased U.S. Treasury and corporate bonds in large volume to take advantage of their higher yields.

Recently, real estate prices in Japan have risen, unemployment has declined, and the Japanese stock market has been moving up. Japanese investors, noting the improving conditions, have begun to divert some of their capital out of the international markets and back to their domestic markets. We believe these developments could eventually mean higher long-term interest rates here. Credit issuers in the United States could be forced to raise interest rates to compete for Japanese capital. We continue to monitor unfolding events in Japan closely.

Strategy overview

Over the past 18 months, as we have noted the start of possible changes in the global economy amid signs that

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Bonds
Lehman Aggregate Bond Index (broad bond market)	2.80%

JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)	13.59%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	3.15%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	6.75%

Equities
S&P 500 Index (broad stock market)	12.25%

Russell 2000 Growth Index (small-company growth stocks)	17.97%

Russell 2000 Value Index (small-company value stocks)	17.75%

long-term interest rates could rise, our primary strategy has been to reduce the level of credit risk in the portfolio. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) During the 12-month period, we further reduced the fund’s emerging-market weighting and increased the average credit quality of its high-yield holdings by selling lower-quality bonds and purchasing bonds with higher ratings. (High-yield securities, which are generally lower in quality than other securities such as Treasuries, are classed among several tiers of credit quality.)

In addition, we sought to reduce the fund’s sensitivity to changes in interest rates by shortening the portfolio’s overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. The fund’s lower interest-rate sensitivity helped performance during the 12-month period.

We also continued to increase the fund’s position in bank loans during the period. These securities, discussed further on page 11, offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and therefore can help provide some protection from interest-rate risk.

Your fund’s holdings

During the 12-month period, the portfolio’s significant position in securitized bonds, or structured securities, performed well as interest rates fluctuated, but generally remained within a narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common type of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

European government bonds outperformed Treasury bonds and contributed to performance during the 12-month period. European bonds benefited from the Fed’s continuing series of interest-rate increases as well as comparatively slow

Top holdings

This table shows the top holdings within each of the fund’s three broad sectors, and the percentage of the fund’s net assets that each comprised, as of 9/30/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date or date range

Securitized sector
Federal National Mortgage Association
pass-through certificates (4.9%)	4.5%, 2019-2034

Federal National Mortgage Association
pass-through certificates, TBA (3.4%)	5.5%, 2035

Federal National Mortgage Association
pass-through certificates (3.0%)	5.5%, 2032-2035

Credit sector
Echostar DBS Corp. company guaranty (0.4%)	6.625%, 2014

UBS Luxembourg SA (Sberbank RF) sub. notes
FRN (Luxembourg) (0.4%)	6.23%, 2015

VTB Capital SA bonds (Luxembourg) (0.4%)	6.25%, 2035

Government sector
U.S. Treasury bonds (2.5%)	6.25%, 2030

U.S. Treasury bonds (2.4%)	6.25%, 2023

U.S. Treasury notes (1.9%)	4.25%, 2013

economic growth in Europe compared with the United States. Although the fund’s benchmark includes bonds from Italy, we have avoided them and, as a balance, emphasized Germany and France. Italy has been enduring severe economic difficulties: recession, overwhelming debt, and declining industrial competitiveness. Because Italy, Germany, and France share the euro, we believe that prices of Italy’s bonds do not yet fully reflect the decline in its credit standing, but expect this to occur at some point. For this reason, we are continuing to steer clear of Italy.

While the fund remains significantly underweighted -- relative to its peer group -- in emerging-market securities, we added some emerging-market bonds during the period, believing them to be more attractive than high-yield corporate bonds. Within this sector, we emphasized bonds from Mexico, Russia, and Brazil. All three countries have benefited from sustained global economic growth as well as from rising prices for oil and other commodities.

In the high-yield corporate bond portion of the portfolio, we emphasized bonds in the energy sector, which has benefited from sharply higher energy prices. These holdings included the power firm Williams Companies, which contributed to performance through the income it paid. In addition, the fund’s holdings in Ardent Health Services, which benefited from a large asset sale during the period, helped returns when we sold the position at a substantial gain.

In the cable sector, the fund’s holdings of Charter Communications detracted from performance. In general, the fund’s underweighting of the paper/forest products and automotive sectors contributed to performance.

Additionally, we increased the fund’s holdings of senior-secured bank loans. These senior floating-rate bank loans are loans issued by banks on behalf of corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. When rates rise, these securities pay a higher yield. Also, their “senior-secured” status means that they are backed by each issuing company’s assets such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Special dividend paid

In addition to its regular monthly dividend, the fund paid a special dividend in December 2004 of $0.04 per share, which was a distribution of income generated by currency gains in the portfolio during the 2004 calendar year.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, we believe the Fed will continue to raise short-term interest rates, even beyond the market’s current expectations. In the near term, we expect steady economic growth, contained inflation pressure, and a supportive environment for fixed income to continue. Valuations in the credit markets, particularly in high-yield bonds, look high but sustainable at present. However, we believe there is also increased risk that long-term interest rates could rise sharply at some point, in light of the reduced excess capacity in the U.S. economy (see discussion in the Market Overview section, above) and if the stirrings of a rebound in the Japanese economy continue.

Over the near term, we will continue to maintain a cautious stance, reflected in a portfolio with higher credit quality and a duration that is shorter than that of the fund’s benchmark. There is not enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit or interest-rate risk. Going forward, we will continue to remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned defensively while remaining diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	7.72%	7.43%	6.88%	6.88%	6.90%	6.90%	7.40%	7.19%	7.45%	7.86%

10 years	82.13	74.01	68.68	68.68	68.68	68.68	77.29	71.56	77.62	86.27
Annual average	6.18	5.70	5.37	5.37	5.37	5.37	5.89	5.55	5.91	6.42

5 years	46.59	39.96	40.87	38.87	40.98	40.98	44.42	39.70	44.68	48.09
Annual average	7.95	6.96	7.09	6.79	7.11	7.11	7.63	6.92	7.67	8.17

1 year	6.50	1.66	5.72	0.72	5.71	4.71	6.19	2.71	6.20	6.74

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,550 after sales charge)

Cumulative total return from 9/30/95 to 9/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,868 and $16,868, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $17,729 ($17,156 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,762 and $18,627, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 9/30/05

		Citigroup		Lipper
	Lehman	Non-U.S.	JP Morgan	Multi-Sector
	Aggregate Bond	World Govt.	Global High	Income Funds
	Index	Bond Index	Yield Index*	category average†
Annual average
(life of fund, since 10/3/88)	7.78%	7.46%	--	7.89%

10 years	88.52	61.46	101.87%	94.83
Annual average	6.55	4.91	7.28	6.82

5 years	37.80	51.64	48.82	43.92
Annual average	6.62	8.68	8.28	7.50

1 year	2.80	3.15	6.75	6.33

Index and Lipper results should be compared to fund performance at net asset value.
*	The index's inception date was 12/31/93.
†	Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 107, 83, and 45 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 9/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	12		12	12	12		12	12

Income	$0.544		$0.465	$0.465	$0.520		$0.525	$0.568

Capital gains	--		--	--	--		--	--

Total	$0.544		$0.465	$0.465	$0.520		$0.525	$0.568

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/04	$10.10	$10.58	$10.02	$10.04	$10.02	$10.36	$10.09	$10.10

9/30/05	10.20	10.60*	10.12	10.14	10.11	10.45	10.18	$10.20

Current yield

(end of period)
Current
dividend rate[1]	4.94%	4.75%	4.27%	4.26%	4.75%	4.59%	4.83%	5.18%

Current
30-day
SEC yield[2]	4.93	4.74	4.17	4.17	4.67	4.52	4.69	5.18

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2	Based only on investment income, calculated using SEC guidelines

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.58	$ 8.39	$ 8.39	$ 5.85	$ 5.85	$ 3.31

Ending value (after expenses)	$1,031.00	$1,027.30	$1,027.30	$1,029.10	$1,028.90	$1,032.20

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.56	$ 8.34	$ 8.34	$ 5.82	$ 5.82	$ 3.29

Ending value (after expenses)	$1,020.56	$1,016.80	$1,016.80	$1,019.30	$1,019.30	$1,021.81

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

		Class A	Class B	Class C	Class M	Class R	Class Y
	Your fund’s annualized
	expense ratio†	0.90%	1.65%	1.65%	1.15%	1.15%	0.65%

	Average annualized expense
	ratio for Lipper peer group‡	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

†	For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Diversified Income Trust	126%*	99%	146%†	209%†‡	150%†

Lipper Multi-Sector Income
Funds category average	129%	108%	152%	130%	127%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.
Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
D. William Kohli	2005					*
Portfolio Leader	2004						*

Rob Bloemker	2005					*

Portfolio Member	N/A

Jeffrey Kaufman	2005	*

Portfolio Member	N/A

Paul Scanlon	2005	*

Portfolio Member	N/A

David Waldman	2005	*

Portfolio Member	2004	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2005, Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon became Portfolio Members of your fund. In addition, Portfolio Member Stephen Peacher left your fund’s management team.

Rob Bloemker joined Putnam in 1999. Currently, he is a Team Leader, Mortgage and Government, and in the past five years his previous position at Putnam was Mortgage Specialist. Jeffrey Kaufman joined Putnam in 1998. Currently, he is Team Leader, Emerging Markets, and in the past five years his previous position at Putnam was Director, Emerging Market Debt. Paul Scanlon joined Putnam in 1999. Currently, he is Team Leader, U.S. High Yield, and in the past five years, his previous positions at Putnam have included Portfolio Manager and Analyst.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

				$1 –	$10,001 –	$50,001–	$100,001
	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005					*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005						*

President and CEO	2004				*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investment Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

34th	32nd	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund’s portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 9/30/05

CORPORATE BONDS AND NOTES (26.5%)*

	Principal amount		Value

Basic Materials (2.4%)
ALROSA Finance SA 144A company guaranty 8 7/8s, 2014
(Luxembourg)		$6,520,000	$7,726,200
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013		3,133,000	3,305,305
Codelco, Inc. 144A bonds 5 5/8s, 2035 (Chile)		2,860,000	2,803,701
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	1,845,000	2,446,562
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$1,715,000	1,432,000
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		5,065,000	4,457,200
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		2,665,000	1,892,150
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		4,059,000	4,383,720
Georgia-Pacific Corp. bonds 7 3/4s, 2029		755,000	809,738
Georgia-Pacific Corp. bonds 7 1/4s, 2028		1,000,000	1,028,750
Georgia-Pacific Corp. company guaranty 8 7/8s, 2010		715,000	797,225
Georgia-Pacific Corp. debs. 7.7s, 2015		6,225,000	6,870,844
Georgia-Pacific Corp. sr. notes 8s, 2024		2,950,000	3,252,375
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		4,625,000	5,145,313
Huntsman Advanced Materials, LLC sec. FRN 11.82s, 2008		353,000	368,885
Huntsman Advanced Materials, LLC sec. notes 11s, 2010		1,495,000	1,674,400
Huntsman, LLC company guaranty 11 5/8s, 2010		2,259,000	2,580,908
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		1,720,000	1,758,700
International Steel Group, Inc. sr. notes 6 1/2s, 2014		930,000	920,700
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		1,480,000	1,391,200
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		285,000	256,500
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	3,675,995	3,877,485
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		$1,640,000	1,648,200
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	3,045,000	3,933,206
Nalco Co. sr. sub. notes 9s, 2013	EUR	505,000	658,697
Nalco Co. sr. sub. notes 8 7/8s, 2013		$6,840,000	7,019,550
Novelis, Inc. 144A sr. notes 7 1/4s, 2015		6,915,000	6,534,675
PQ Corp. 144A company guaranty 7 1/2s, 2013		895,000	868,150
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	2,750,000	3,426,182
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$4,955,000	5,252,300
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		862,593	853,967
Stone Container Corp. sr. notes 9 3/4s, 2011		865,000	873,650
Stone Container Corp. sr. notes 8 3/8s, 2012		60,000	57,000
Stone Container Finance company guaranty 7 3/8s, 2014
(Canada)		1,080,000	961,200
Tembec Industries, Inc. company guaranty 8 5/8s, 2009
(Canada)		1,000	680

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount		Value

Basic Materials continued
Tembec Industries, Inc. company guaranty 7 3/4s, 2012
(Canada)		$50,000	$31,750
United States Steel Corp. sr. notes 9 3/4s, 2010		1,682,000	1,845,995
United States Steel, LLC sr. notes 10 3/4s, 2008		682,000	767,250
WHX Corp. sr. notes 10 1/2s,
2005 (In default) (F)**** †		1,065,000	107
			93,912,420

Capital Goods (1.6%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		5,158,000	5,377,215
BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011		439,000	460,950
Blount, Inc. sr. sub. notes 8 7/8s, 2012		4,190,000	4,462,350
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		440,000	385,000
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		2,115,000	2,099,138
Crown Euro Holdings SA sec. sr. notes 10 7/8s, 2013 (France)		9,740,000	11,298,400
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04, cost $2,202,750) ‡		8,500,000	4,080,000
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		376,000	373,650
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		6,094,000	5,895,945
Legrand SA debs. 8 1/2s, 2025 (France)		7,999,000	9,598,800
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		256,000	286,080
Manitowoc Co., Inc. (The) company
guaranty 10 3/8s, 2011	EUR	1,120,000	1,486,526
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$1,510,000	1,562,850
Mueller Group, Inc. sr. sub. notes 10s, 2012		1,885,000	1,998,100
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		2,368,000	2,557,440
Owens-Illinois, Inc. debs. 7.8s, 2018		1,074,000	1,079,370
Siebe PLC 144A sr. unsub. 6 1/2s, 2010
(United Kingdom)		2,710,000	2,378,025
Terex Corp. company guaranty 9 1/4s, 2011		1,310,000	1,408,250
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		4,590,000	4,899,825
			61,687,914

Communication Services (1.9%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		1,719,000	1,903,793
Alamosa Delaware, Inc. company guaranty 11s, 2010		1,799,000	2,028,373
American Cellular Corp. company guaranty 9 1/2s, 2009		1,350,000	1,471,500
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
(Bermuda) (In default) †		3,367,254	109,436
Cincinnati Bell Telephone Co. company guaranty 6.3s, 2028		1,105,000	1,024,888
Cincinnati Bell, Inc. company guaranty 7s, 2015		3,995,000	3,855,175
Cincinnati Bell, Inc. sr. sub. notes 7 1/4s, 2023		2,845,000	2,688,525
Citizens Communications Co. sr. notes 6 1/4s, 2013		8,034,000	7,712,640
Globix Corp. company guaranty 11s, 2008 ‡‡		780,744	735,851
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		2,466,000	2,539,980
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		6,035,000	4,948,700

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Communication Services continued
iPCS, Inc. sr. notes 11 1/2s, 2012	$2,160,000	$2,494,800
IWO Holdings, Inc. sec. FRN 7.89s, 2012	680,000	707,200
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	13,235,000	13,548,233
Qwest Communications International, Inc. company
guaranty 8s, 2014	3,595,000	3,415,250
Qwest Corp. notes 8 7/8s, 2012	8,725,000	9,532,063
Qwest Services Corp. sec. notes 14s, 2014	2,730,000	3,310,125
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	1,265,000	1,527,488
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	5,671,000	5,727,710
SBA Communications Corp. sr. notes 8 1/2s, 2012	1,900,000	2,066,250
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††	1,879,000	1,705,193
U S West, Inc. debs. 7 1/4s, 2025	1,375,000	1,282,188
		74,335,361

Consumer Cyclicals (5.3%)
Autonation, Inc. company guaranty 9s, 2008	5,230,000	5,648,400
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	2,415,000	2,602,163
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	1,175,000	1,235,219
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,325,000	1,329,969
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	5,224,443	5,544,440
Coinmach Corp. sr. notes 9s, 2010	4,969,000	5,068,380
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	3,650,000	3,996,750
Dana Corp. notes 10 1/8s, 2010	1,015,000	1,040,375
Dana Corp. notes 9s, 2011	4,105,000	4,228,150
Dana Corp. notes 7s, 2029	530,000	403,605
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	217,000	229,478
Dex Media, Inc. notes 8s, 2013	2,081,000	2,138,228
Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012	3,707,000	3,299,230
FelCor Lodging LP company guaranty 9s, 2008 (R)	3,792,000	4,123,800
General Motors Acceptance Corp. FRN 5.09s, 2007	2,320,000	2,256,024
General Motors Acceptance Corp. FRN Ser. MTN, 4.67s, 2007	4,665,000	4,567,100
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	6,060,000	5,863,050
Harrah’s Operating Co., Inc. company guaranty 8s, 2011	155,000	173,306
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	1,151,000	1,165,388
Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)	1,020,000	1,086,300
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	5,515,000	5,590,831
JC Penney Co., Inc. debs. 7 1/8s, 2023	5,260,000	5,786,000
JC Penney Co., Inc. notes 9s, 2012	2,260,000	2,649,850
JC Penney Co., Inc. notes 8s, 2010	175,000	191,188
Jostens IH Corp. company guaranty 7 5/8s, 2012	4,956,000	5,005,560
KB Home company guaranty 5 7/8s, 2015	1,995,000	1,887,924
KB Home sr. notes 5 3/4s, 2014	2,850,000	2,700,298
Levi Strauss & Co. sr. notes 12 1/4s, 2012	2,534,000	2,800,070
Levi Strauss & Co. sr. notes 9 3/4s, 2015	3,326,000	3,392,520
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	4,282,000	4,538,920
Meritage Homes Corp. company guaranty 6 1/4s, 2015	1,680,000	1,537,200

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Meritor Automotive, Inc. notes 6.8s, 2009	$2,820,000	$2,693,100
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	2,757,000	2,998,238
MGM Mirage, Inc. company guaranty 6s, 2009	7,904,000	7,805,200
Mirage Resorts, Inc. debs. 7 1/4s, 2017	1,395,000	1,429,875
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	3,308,000	2,927,580
Owens Corning notes 7 1/2s, 2005 (In default) ****†	3,686,000	2,948,800
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	2,940,000	3,057,600
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009	2,615,000	2,824,200
Park Place Entertainment Corp. sr. notes 7s, 2013	3,265,000	3,541,115
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008	2,300,000	2,515,625
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	1,956,000	1,956,000
PRIMEDIA, Inc. sr. notes 8s, 2013	4,752,000	4,787,640
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	2,775,000	2,629,313
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	2,985,000	3,350,663
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	2,795,000	2,836,925
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	3,175,000	3,556,000
Russell Corp. company guaranty 9 1/4s, 2010	2,470,000	2,513,225
Scientific Games Corp. company guaranty 6 1/4s, 2012	4,989,000	4,964,055
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	5,165,000	5,190,825
Standard Pacific Corp. sr. notes 7 3/4s, 2013	3,035,000	3,057,763
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	4,880,000	5,319,200
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	3,920,000	4,253,200
Station Casinos, Inc. sr. notes 6s, 2012	3,250,000	3,245,938
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	3,910,000	3,963,763
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	3,370,000	3,395,275
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	2,601,000	2,906,618
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	4,655,000	4,282,600
Toys R Us, Inc. notes 7 5/8s, 2011	2,945,000	2,679,950
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	677,000	653,305
United Auto Group, Inc. company guaranty 9 5/8s, 2012	4,100,000	4,264,000
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	5,840,000	5,752,400
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	5,055,000	4,296,750
WCI Communities, Inc. company guaranty 10 5/8s, 2011	1,490,000	1,590,575
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	2,605,000	2,491,031
		208,758,063

Consumer Staples (3.2%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,155,000	4,155,000
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	4,360,000	3,836,800
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) ‡‡ †	647,246	137,863
Brand Services, Inc. company guaranty 12s, 2012	4,700,000	4,952,625

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Consumer Staples continued
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	$3,350,000	$3,249,500
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero % (12 1/8s, 1/15/07) 2015 ††	1,493,000	948,055
CCH I Holdings LLC 144A company
guaranty stepped-coupon zero % (11 3/4s, 5/15/06) 2014 ††	505,000	361,075
CCH I LLC 144A secd. notes 11s, 2015	5,686,000	5,543,850
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011	2,875,000	2,213,750
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10s, 2011	5,013,000	3,684,555
Church & Dwight Co., Inc. company guaranty 6s, 2012	3,512,000	3,424,200
Cinemark USA, Inc. sr. sub. notes 9s, 2013	1,450,000	1,497,125
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	4,560,000	3,192,000
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	2,520,000	2,658,600
CSC Holdings, Inc. debs. 7 5/8s, 2018	3,473,000	3,247,255
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	5,005,000	4,729,725
Dean Foods Co. sr. notes 6 5/8s, 2009	3,920,000	4,037,600
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	3,605,000	3,875,375
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015	2,780,000	2,793,900
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s,
2008 (In default) †	11,641,000	58,205
Echostar DBS Corp. company guaranty 6 5/8s, 2014	15,810,000	15,651,900
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	3,785,000	3,463,275
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	2,620,000	2,665,850
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	3,150,000	3,134,250
Kabel Deutscheland GmbH 144A company
guaranty 10 5/8s, 2014 (Germany)	3,216,000	3,553,680
Paxson Communications Corp. company guaranty 10 3/4s, 2008	2,500,000	2,465,625
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	5,175,000	4,890,375
Playtex Products, Inc. company guaranty 9 3/8s, 2011	1,869,000	1,950,769
Playtex Products, Inc. sec. notes 8s, 2011	2,893,000	3,030,418
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	3,465,000	3,551,625
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	3,366,000	3,588,998
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	2,810,000	2,669,500
Sbarro, Inc. company guaranty 11s, 2009	5,071,000	5,045,645
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	1,760,000	1,812,800
Six Flags, Inc. sr. notes 9 5/8s, 2014	2,043,000	2,012,355
Young Broadcasting, Inc. company guaranty 10s, 2011	2,774,000	2,621,430
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	2,745,000	2,436,188
		123,141,741

Energy (4.2%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	9,515,000	9,705,300
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	3,265,000	3,542,525
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	3,264,000	3,345,600
CHC Helicopter Corp. 144A sr. sub. notes 7 3/8s, 2014 (Canada)	2,465,000	2,526,625
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	5,575,000	5,937,375

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Energy continued
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	$3,895,000	$3,924,213
Dresser, Inc. company guaranty 9 3/8s, 2011	5,260,000	5,575,600
Exco Resources, Inc. company guaranty 7 1/4s, 2011	5,425,000	5,614,875
Forest Oil Corp. sr. notes 8s, 2011	3,730,000	4,121,650
Forest Oil Corp. sr. notes 8s, 2008	1,065,000	1,131,563
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	2,210,000	2,743,163
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	4,610,000	4,552,375
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	4,355,000	4,322,338
Key Energy Services, Inc. sr. notes 6 3/8s, 2013	3,225,000	3,208,875
Massey Energy Co. sr. notes 6 5/8s, 2010	5,565,000	5,676,300
Nak Naftogaz Ukrainy bonds 8 1/8s, 2009 (Ukraine)	5,600,000	5,905,200
Newfield Exploration Co. sr. notes 7 5/8s, 2011	3,940,000	4,304,450
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	2,650,000	2,756,000
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,232,000	3,183,520
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	3,618,419	3,779,204
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	2,625,000	2,723,438
Peabody Energy Corp. sr. notes 5 7/8s, 2016	5,820,000	5,776,350
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	5,636,000	6,117,033
Pemex Project Funding Master Trust company
guaranty 8 5/8s, 2022	4,295,000	5,250,638
Pemex Project Funding Master Trust company
guaranty Ser. REGS, 9 1/2s, 2027	9,008,000	11,890,560
Pemex Project Funding Master Trust 144A notes 5 3/4s, 2015	7,695,000	7,618,050
Petroleum Geo-Services notes 10s, 2010 (Norway)	4,290,000	4,804,800
Petronas Capital, Ltd. company guaranty 7 7/8s, 2022
(Malaysia)	5,435,000	6,766,575
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	4,670,000	4,915,175
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	4,424,000	4,777,920
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	4,365,000	4,583,250
Pride International, Inc. sr. notes 7 3/8s, 2014	3,145,000	3,416,256
Seabulk International, Inc. company guaranty 9 1/2s, 2013	4,065,000	4,573,125
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	4,320,000	3,520,800
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	1,240,000	1,326,800
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	935,000	974,738
		164,892,259

Financial (1.9%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
5.59s, 2012 (Cayman Islands)	13,230,000	12,834,635
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	2,440,000	2,507,100
Liberty Mutual Insurance 144A notes 7.697s, 2097	10,000,000	10,167,210
UBS Luxembourg SA (Sberbank RF) sub. notes FRN 6.23s, 2015
(Luxembourg)	14,750,000	15,063,438
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	13,530,000	14,088,113
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	3,035,000	3,160,194

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Financial continued
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	$ 11,445,000	$12,560,888
Western Financial Bank sub. debs. 9 5/8s, 2012	3,360,000	3,864,000
		74,245,578

Health Care (2.3%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	1,203,000	1,206,008
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012	2,760,000	2,801,400
DaVita, Inc. company guaranty 7 1/4s, 2015	2,460,000	2,493,825
DaVita, Inc. company guaranty 6 5/8s, 2013	1,230,000	1,245,375
HCA, Inc. debs. 7.19s, 2015	1,554,000	1,605,896
HCA, Inc. notes 8.36s, 2024	1,930,000	2,070,658
HCA, Inc. notes 6 3/8s, 2015	1,766,000	1,747,194
HCA, Inc. notes 6 1/4s, 2013	4,639,000	4,585,373
HCA, Inc. notes 5 3/4s, 2014	1,985,000	1,892,046
Healthsouth Corp. notes 7 5/8s, 2012	7,120,000	6,639,400
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	3,295,000	3,484,463
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††	5,150,000	3,270,250
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	4,560,000	4,491,600
PacifiCare Health Systems, Inc. company
guaranty 10 3/4s, 2009	5,183,000	5,610,598
Service Corp. International debs. 7 7/8s, 2013	465,000	492,900
Service Corp. International notes Ser. *, 7.7s, 2009	1,725,000	1,811,250
Service Corp. International 144A sr. notes 6 3/4s, 2016	3,737,000	3,755,685
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013	3,922,000	3,725,900
Tenet Healthcare Corp. notes 7 3/8s, 2013	2,680,000	2,539,300
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	8,505,000	8,887,725
Triad Hospitals, Inc. sr. notes 7s, 2012	5,810,000	5,969,775
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	1,456,000	1,474,200
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	3,685,000	3,777,125
US Oncology, Inc. company guaranty 9s, 2012	3,170,000	3,423,600
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	4,221,000	4,495,365
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	2,840,000	3,223,400
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	1,350,000	1,356,750
Ventas Realty LP/Capital Corp. 144A sr. notes 6 3/4s, 2010 (R)	1,339,000	1,359,085
		89,436,146

Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	3,595,000	3,684,875
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	3,312,000	3,527,280
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	4,833,000	5,074,650
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	81,000	56,295
SCG Holding Corp. 144A notes zero %, 2011	2,505,000	4,208,400
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013	1,906,000	1,975,093

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount	Value

Technology continued
Xerox Corp. notes Ser. MTN, 7.2s, 2016	$1,165,000	$1,269,850
Xerox Corp. sr. notes 7 5/8s, 2013	5,522,000	5,867,125
		25,663,568

Transportation (0.2%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	3,010,000	2,761,675
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008	5,235,000	4,030,950
		6,792,625

Utilities & Power (2.9%)
AES Corp. (The) sr. notes 8 7/8s, 2011	361,000	391,685
AES Corp. (The) sr. notes 8 3/4s, 2008	196,000	207,270
AES Corp. (The) 144A sec. notes 9s, 2015	4,036,000	4,439,600
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,250,000	3,558,750
Allegheny Energy Supply 144A bonds 8 1/4s, 2012	3,152,000	3,546,000
ANR Pipeline Co. debs. 9 5/8s, 2021	1,572,000	1,936,768
CMS Energy Corp. sr. notes 8.9s, 2008	1,200,000	1,297,500
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,225,000	1,316,875
Colorado Interstate Gas Co. 144A sr. notes 5.95s, 2015	3,195,000	3,098,949
DPL, Inc. sr. notes 6 7/8s, 2011	3,075,000	3,313,313
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	4,948,000	5,517,020
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,315,000	1,503,852
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	5,263,000	5,499,835
Ferrellgas Partners LP/Ferrellgas Partners Finance
sr. notes 6 3/4s, 2014	3,632,000	3,468,560
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	5,601,000	6,238,114
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	4,402,000	5,183,355
Monongahela Power Co. 1st mtge. 6.7s, 2014	2,885,000	3,180,713
National Power Corp. 144A foreign government
guaranty FRN 8.073s, 2011 (Philippines)	4,010,000	4,070,150
Northwestern Corp. sec. notes 5 7/8s, 2014	2,525,000	2,550,848
NRG Energy, Inc. company guaranty 8s, 2013	6,451,000	6,870,315
Orion Power Holdings, Inc. sr. notes 12s, 2010	5,195,000	6,259,975
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007	3,895,000	3,982,638
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	3,346,000	3,506,206
Teco Energy, Inc. notes 7.2s, 2011	1,165,000	1,234,900
Teco Energy, Inc. notes 7s, 2012	1,500,000	1,582,500
Teco Energy, Inc. 144A sr. notes 6 3/4s, 2015	221,000	231,498
Tennessee Gas Pipeline Co. debs. 7s, 2028	520,000	515,933
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	1,052,000	1,133,743
Texas Genco LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014	4,890,000	4,975,575
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	3,235,000	3,522,106
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	4,309,000	4,535,223
Utilicorp United, Inc. sr. notes 9.95s, 2011	1,215,000	1,363,838

CORPORATE BONDS AND NOTES (26.5%)* continued

	Principal amount		Value

Utilities & Power continued
Veolia Environnement
sr. unsub. notes Ser. EMTN, 5 3/8s, 2018 (France)	EUR	3,125,000	$4,335,012
Williams Cos, Inc. 144A notes 6 3/8s, 2010		$949,000	958,490
Williams Cos., Inc. (The) notes 8 3/4s, 2032		3,790,000	4,472,200
Williams Cos., Inc. (The) notes 7 5/8s, 2019		3,475,000	3,761,688
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		1,327,347	110,701
			113,671,698

Total corporate bonds and notes (cost $1,023,666,622)			$1,036,537,373

FOREIGN GOVERNMENT BONDS AND NOTES (15.1%)*

	Principal amount		Value

Brazil (Federal Republic of ) bonds 12 1/2s, 2016		$10,930,000	$4,721,443
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		24,360,000	29,475,600
Brazil (Federal Republic of ) bonds 8 7/8s, 2019		17,760,000	19,269,600
Brazil (Federal Republic of ) notes 11s, 2012		17,335,000	21,192,038
Brazil (Federal Republic of ) notes 8 3/4s, 2025		12,256,000	12,930,080
Canada (Government of ) bonds 5 1/2s, 2010	CAD	9,650,000	8,987,982
Canada (Government of ) bonds Ser. WB60, 7 1/4s, 2007	CAD	8,915,000	8,168,178
Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,633,625
China Development Bank notes 4 3/4s, 2014		$2,045,000	1,994,094
Colombia (Republic of ) bonds 10 3/8s, 2033		2,650,000	3,451,625
Colombia (Republic of ) notes 10s, 2012		12,795,000	15,417,975
France (Government of ) bonds 5 3/4s, 2032	EUR	17,480,000	28,805,615
France (Government of ) bonds 5 1/2s, 2010	EUR	22,675,000	30,888,225
France (Government of ) bonds 4s, 2013	EUR	32,000,000	41,237,744
France (Government of ) bonds 4s, 2009	EUR	6,430,000	8,166,063
France (Government of ) bonds 3s, 2012	EUR	24,197,625	33,531,187
Germany (Federal Republic of ) bonds 5s, 2012	EUR	9,780,000	13,216,355
Indonesia (Republic of ) FRN 3.813s, 2006		$1,300,000	1,287,000
Indonesia (Republic of ) 144A notes 7 1/4s, 2015		11,965,000	11,935,088
Ireland (Republic of ) bonds 5s, 2013	EUR	49,300,000	67,519,730
Japan (Government of ) 5 bonds 0.8s, 2015	JPY	1,980,000,000	17,425,468
Japan (Government of ) 10 yr 244 bonds 1s, 2012	JPY	23,000,000	200,937
Peru (Republic of ) bonds 7.35s, 2025		$1,575,000	1,669,500
Philippines (Republic of ) bonds 9 1/2s, 2024		21,290,000	22,993,200
Philippines (Republic of ) notes 8s, 2016		4,700,000	4,629,500
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		27,716,000	31,845,684
Russia (Federation of ) 144A unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		1,768,975	2,032,552
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		7,605,000	7,234,637
South Africa (Republic of ) notes 7 3/8s, 2012		8,725,000	9,859,250
South Africa (Republic of ) notes 6 1/2s, 2014		8,050,000	8,834,875
Spain (Kingdom of ) bonds 5s, 2012	EUR	15,000,000	20,397,060
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	215,045,000	35,679,887
United Mexican States bonds Ser. MTN, 8.3s, 2031		$26,475,000	33,027,563

FOREIGN GOVERNMENT BONDS AND NOTES (15.1%)* continued

	Principal amount	Value

United Mexican States notes 6 5/8s, 2015 (S)	$ 13,665,000	$14,860,688
Venezuela (Republic of ) bonds 9 1/4s, 2027	8,277,000	9,799,968
Venezuela (Republic of ) notes 10 3/4s, 2013	1,395,000	1,733,288
Venezuela (Republic of ) unsub. bonds 5 3/8s, 2010	3,315,000	3,228,810

Total foreign government bonds and notes (cost $555,302,565)		$589,282,114

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (13.5%)*

	Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6 1/2s, with due dates from December 1, 2023 to April 1, 2035	$ 61,359,256	$63,181,641
5 1/2s, May 1, 2020	539,051	547,474
Federal National Mortgage Association
Pass-Through Certificates
8s, April 1, 2027	3,273	3,532
7s, with due dates from July 1, 2031 to April 1, 2034	57,427	60,218
6 1/2s, with due dates from February 1, 2024 to March 1, 2035	448,407	465,458
6 1/2s, with due dates from February 1, 2010
to November 1, 2017	60,114	61,873
5 1/2s, with due dates from January 1, 2032 to June 1, 2035	116,571,479	116,629,165
5 1/2s, with due dates from January 1, 2009 to March 1, 2020	2,461,312	2,500,636
5 1/2s, TBA, October 1, 2035	133,700,000	133,658,219
5s, with due dates from January 1, 2019 to February 1, 2020	696,085	694,916
4 1/2s, with due dates from June 1, 2019 to June 1, 2034	196,480,738	192,060,604
4 1/2s, with due dates from June 1, 2018 to December 1, 2018	863,879	846,837
4s, with due dates from May 1, 2019 to October 1, 2020	17,828,843	17,149,610

Total U.S. government agency mortgage obligations (cost $530,095,925)		$527,860,183

U.S. TREASURY OBLIGATIONS (10.9%)*

	Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$ 37,950,000	$48,048,260
6 1/4s, May 15, 2030	79,772,000	99,079,313
6 1/4s, August 15, 2023	77,090,000	92,206,871
U.S. Treasury Notes
4 1/4s, August 15, 2013	74,905,000	74,635,806
3 1/4s, August 15, 2008	74,342,000	72,471,838
U.S. Treasury Strip zero %, November 15, 2024	98,235,000	40,324,682

Total U.S. treasury obligations (cost $406,054,071)		$426,766,770

ASSET-BACKED SECURITIES (13.2%)*

	Principal amount	Value

Aames Mortgage Trust 144A Ser. 03-1N, Class A, 7 1/2s, 2033	$20,784	$20,697
ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033	636,111	636,111
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034	125,723	125,723
Ser. 04-2N, Class N1, 4 1/2s, 2034	612,022	610,779
Ser. 04-4N, Class Note, 5s, 2034	588,723	586,515
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	4,320,000	4,305,269
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)	1,770,000	1,628,400
AQ Finance NIM Trust 144A Ser. 03-N9A, Class Note,
7.385s, 2033 (Cayman Islands)	13,983	13,983
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	2,906,000	3,021,786
Ser. 04-1A, Class E, 6.42s, 2039	1,768,000	1,790,929
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT1, Class N2, 6.9s, 2033 (Cayman Islands)	1,266,000	1,265,994
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	569,238	568,182
Ser. 04-AHL1, Class Note, 5.6s, 2033	226,481	226,817
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	683,971	684,093
Ser. 04-FF1, Class N2, 5s, 2034 (Cayman Islands)	118,000	108,759
Ser. 04-HE1, Class N2, 8s, 2034	1,909,000	1,867,061
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 4.496s, 2033	2,172,444	2,175,668
Bank of America Alternative Loan Trust Ser. 03-11,
Class 15, Interest Only (IO), 0.352s, 2019	28,004,711	280,047
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 4.798s, 2011	3,310,000	3,372,450
Bayview Financial Acquisition Trust Ser. 03-F,
Class A, IO, 4s, 2006	1,309,091	22,209
Bayview Financial Asset Trust Ser. 03-X, Class A, IO, 0.62s, 2006	82,474,233	1,396,553
Bayview Financial Asset Trust 144A Ser. 03-Z,
Class AIO1, IO, 0.282s, 2005	27,690,016	22,996
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)	44,817	44,817
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	859,753	855,320
Ser. 04-HE5N, Class A1, 5s, 2034 (Cayman Islands)	428,457	428,457
Ser. 04-HE5N, Class A2, 5s, 2034 (Cayman Islands)	617,000	615,458
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	375,900	375,900
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	813,112	813,112
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 7.08s, 2034	1,703,000	1,744,451
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030	1,170,584	831,343
Ser. 00-A, Class A4, 8.29s, 2030	4,367,545	3,201,956
Ser. 99-B, Class A3, 7.18s, 2015	8,513,507	5,592,310
Ser. 99-B, Class A4, 7.3s, 2016	5,747,472	4,146,824
CARSS Finance Limited Partnership 144A FRB Ser. 04-A,
Class B2, 4.718s, 2011	705,527	707,937

ASSET-BACKED SECURITIES (13.2%)* continued

	Principal amount	Value

CARSSX Finance, Ltd. 144A FRB Ser. 04-AA
Class B3, 7.118s, 2011 (Cayman Islands)	$870,470	$876,284
Class B4, 9.268s, 2011 (Cayman Islands)	585,814	593,885
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 4.848s, 2010	3,730,000	3,804,186
CHEC NIM Ltd., 144A Ser. 04-2
Class N1, 4.45s, 2034 (Cayman Islands)	802,466	802,420
Class N2, 8s, 2034 (Cayman Islands)	687,000	683,077
Class N3, 8s, 2034 (Cayman Islands)	422,000	362,920
Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1, 5.610s, 2033	2,391,000	932,490
Ser. 00-2, Class A4, 8.48s, 2030	1,362,604	1,357,198
Ser. 00-4, Class A4, 7.73s, 2031	9,050,078	8,690,790
Ser. 00-4, Class A5, 7.97s, 2032	1,762,000	1,477,448
Ser. 00-4, Class A6, 8.31s, 2032	26,321,000	22,643,956
Ser. 00-6, Class A5, 7.27s, 2032	722,000	677,523
Ser. 00-6, Class M2, 8.2s, 2032	1,769,746	70,790
Ser. 01-1, Class A5, 6.99s, 2032	15,259,000	14,222,011
Ser. 01-3, Class A3, 5.79s, 2033	88,688	90,144
Ser. 01-3, Class A4, 6.91s, 2033	23,474,000	22,919,779
Ser. 01-3, Class M2, 7.44s, 2033	1,597,845	199,731
Ser. 01-4, Class A4, 7.36s, 2033	2,000,000	2,004,056
Ser. 01-4, Class B1, 9.4s, 2033	2,252,317	304,063
Ser. 02-1, Class A, 6.681s, 2033	10,944,285	11,231,154
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 5.924s, 2007	4,668,000	4,736,153
Countrywide Asset Backed Certificates 144A
Ser. 04-1NIM, Class Note, 6s, 2034	165,528	165,362
Ser. 04-6N, Class N1, 6 1/4s, 2035	4,577,084	4,581,375
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	674,532	673,900
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
0.886s, 2035	69,372,548	1,690,956
Countrywide Home Loans 144A Ser. 03-R4, Class 1A,
Principal Only (PO), zero %, 2034	93,224	74,550
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	3,427,000	3,430,770
Dryden Leveraged Loan CDO 144A FRB Ser. 03-4A,
Class D, 12.605s, 2015 (Cayman Islands)	1,365,000	1,412,502
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.672s, 2039	13,100,002	13,441,830
First Consumers Master Trust FRB Ser. 01-A, Class A,
4.078s, 2008	1,398,214	1,391,223
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)	815,367	814,245
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 4.92s, 2038	1,229,000	1,242,519
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	859,551	855,253
Ser. 04-3, Class B, 7 1/2s, 2034	373,714	327,747
Ser. 04-A, Class Note, 4 3/4s, 2034	165,946	165,481

ASSET-BACKED SECURITIES (13.2%)* continued

	Principal amount		Value

G-Force CDO, Ltd. 144A Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)		$1,471,000	$1,503,178
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 5.83s,
2037 (Cayman Islands)		614,000	641,378
Granite Mortgages PLC FRB
Ser. 02-1, Class 1C, 4.92s, 2042 (United Kingdom)		3,300,000	3,332,546
Ser. 02-2, Class 1C, 4.87s, 2043 (United Kingdom)		370,000	374,828
Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	10,080,000	13,101,683
Ser. 03-2, Class 3C, 6.19s, 2043 (United Kingdom)	GBP	7,560,000	13,835,586
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019		$2,913,749	2,191,029
Ser. 94-6, Class B2, 9s, 2020		6,599,774	5,580,821
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,697,796
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,176,991
Ser. 95-F, Class B2, 7.1s, 2021		1,084,877	1,086,911
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,578,238
Ser. 99-3, Class A5, 6.16s, 2031		491,106	494,176
Ser. 99-5, Class A5, 7.86s, 2030		30,084,000	26,725,467
Green Tree Home Improvement Loan Trust Ser. 95-D,
Class B2, 7.45s, 2025		804,174	803,848
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		16,339,968	15,694,458
Ser. 99-5, Class A4, 7.59s, 2028		584,251	602,853
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		6,112,422	6,058,396
GSAMP Trust 144A
Ser. 04-FM1N, Class Note, 5 1/4s, 2033		64,018	64,018
Ser. 04-HE1N, Class N1, 5s, 2034		538,026	537,918
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		3,874,217	3,873,442
Ser. 04-NIM1, Class N2, zero %, 2034		3,884,000	2,861,343
Ser. 04-NIM2, Class N, 4 7/8s, 2034		4,683,359	4,664,626
Ser. 04-SE2N, Class Note, 5 1/2s, 2034		238,485	238,246
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 5.63s, 2030 (Cayman Islands)		2,377,000	2,373,672
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 5.83s, 2030 (Cayman Islands)		2,453,000	2,453,000
Holmes Financing PLC FRB
Ser. 4, Class 3C, 4.899s, 2040 (United Kingdom)		2,320,000	2,333,325
Ser. 8, Class 2C, 4.319s, 2040 (United Kingdom)		1,938,000	1,945,874
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033		183,966	183,966
Ser. 04-5N, Class A, 5 1/4s, 2034		324,072	322,452
Ser. 05-6N, Class A, 5 1/4s, 2035		2,051,307	2,043,614
LNR CDO, Ltd. 144A FRB
Ser. 02-1A, Class FFL, 6.58s, 2037 (Cayman Islands)		7,500,000	7,509,000
Ser. 03-1A, Class EFL, 6.83s, 2036 (Cayman Islands)		11,120,000	11,879,496
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034		259,572	259,572
Ser. 04-5, Class Note, 5s, 2034		729,599	729,526

ASSET-BACKED SECURITIES (13.2%)* continued

	Principal amount		Value

Long Beach Mortgage Loan Trust Ser. 04-3
Class S1, IO, 4 1/2s, 2006		$14,768,536	$544,221
Class S2, IO, 4 1/2s, 2006		6,605,944	243,429
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.436s, 2039 (United Kingdom)	GBP	6,500,000	11,497,850
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 7.08s, 2032		$6,357,565	3,178,783
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034		1,058,000	1,054,773
Ser. 04-HE1A, Class Note, 5.191s, 2034		626,533	628,413
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 4.948s, 2010		3,730,000	3,795,291
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034		46,858	46,697
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		413,689	413,818
Ser. 04-HE1N, Class N1, 5s, 2006		382,465	381,150
Ser. 04-WM2N, Class N1, 4 1/2s, 2005		19,169	19,097
Ser. 04-WM3N, Class N1, 4 1/2s, 2005		48,949	48,781
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		1,351,173	1,370,214
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 7.03s, 2034		1,597,000	1,634,532
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011		154,000	153,728
Ser. 04-HB2, Class E, 5s, 2012		1,297,000	1,265,931
Morgan Stanley Dean Witter Capital I FRB
Ser. 01-NC3, Class B1, 6.28s, 2031		824,069	824,069
Ser. 01-NC4, Class B1, 6.33s, 2032		69,276	69,368
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.475s, 2035		15,879,017	15,977,641
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A,
Class C1A, 6.86s, 2038 (Cayman Islands)		2,000,000	2,048,800
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012		1,258,530	1,241,383
Ser. 05-A, Class C, 4.84s, 2014		1,240,000	1,232,003
Neon Capital, Ltd. 144A limited recourse sec. notes
Ser. 94, 1.105s, 2013 (Cayman Islands) (F) (g)		2,649,208	3,365,149
Ser. 95, 2.319s, 2013 (Cayman Islands) (F) (g)		2,028,770	776,613
Ser. 96, 1.686s, 2013 (Cayman Islands) (F) (g)		4,330,907	2,993,700
Ser. 96, 1.458s, 2013 (Cayman Islands) (F) (g)		20,169,472	4,216,267
New Century Mortgage Corp. NIM Trust 144A Ser. 03-B,
Class Note, 6 1/2s, 2033		94,567	94,626
Novastar NIM Trust 144A Ser. 04-N2, Class Note, 4.458s, 2034		34,692	34,692
Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A1, 5.16s, 2012		916,497	486,612
Ser. 01-C, Class A2, 5.92s, 2017		10,228,776	5,865,241
Ser. 01-C, Class A4, 7.405s, 2030		4,853,442	3,126,616
Ser. 01-D, Class A4, 6.93s, 2031		198,621	151,538
Ser. 01-E, Class A2, 5.05s, 2019		8,755,864	6,820,656

ASSET-BACKED SECURITIES (13.2%)* continued

	Principal amount		Value

Oakwood Mortgage Investors, Inc.
Ser. 02-A, Class A2, 5.01s, 2020		$774,944	$624,528
Ser. 02-B, Class A4, 7.09s, 2032		3,244,000	2,930,772
Ser. 02-C, Class A1, 5.41s, 2032		14,860,818	12,974,059
Ser. 99-B, Class A4, 6.99s, 2026		10,283,768	9,089,621
Ser. 99-D, Class A1, 7.84s, 2029		9,208,869	8,387,567
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		1,021,868	942,662
Ocean Star PLC 144A FRB Ser. 04-A, Class E, 10.28s,
2018 (Ireland)		3,643,000	3,643,000
Octagon Investment Parties VI, Ltd. FRB Ser. 03-6A,
Class B2L, 11.82s, 2016 (Cayman Islands)		1,245,000	1,309,584
Park Place Securities NIM Trust 144A Ser. 04-WCW2,
Class D, 7.387s, 2034 (Cayman Islands)		542,000	544,060
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		774,000	701,244
Permanent Financing PLC FRB
Ser. 1, Class 3C, 5.034s, 2042 (United Kingdom)		2,390,000	2,396,556
Ser. 3, Class 3C, 4.984s, 2042 (United Kingdom)		3,300,000	3,354,652
Ser. 6, Class 3C, 5.273s, 2042 (United Kingdom)	GBP	6,492,000	11,483,699
Providian Gateway Master Trust
FRB Ser. 04-EA, Class E, 6.768s, 2011		$6,550,000	6,547,953
Ser. 02, Class B, PO, zero %, 2006		10,606,000	10,453,467
Providian Gateway Master Trust 144A FRB Ser. 04-BA,
Class D, 5.168s, 2010		220,000	221,280
Residential Asset Securities Corp. 144A Ser. 04-N10B,
Class A1, 5s, 2034		1,764,589	1,757,697
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.322s, 2038 (United Kingdom)		950,000	1,668,524
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		1,020,968	1,034,528
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		566,867	520,951
Ser. 03-12A, Class A, 7.35s, 2033 (Cayman Islands)		156,801	156,801
Ser. 03-13A, Class A, 6 3/4s, 2033 (Cayman Islands)		41,947	41,947
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		179,354	179,174
Ser. 03-4, Class A, 7 1/2s, 2033 (Cayman Islands)		32,542	30,004
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		235,700	208,123
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		92,945	92,945
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		276,170	238,058
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		70,716	39,530
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		145,788	87,910
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		523,241	352,141
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		2,074,952	2,066,653
Ser. 04-2A, Class A, 5 1/2s, 2034 (Cayman Islands)		1,163,505	1,129,764
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)		1,098,141	1,098,141
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		120,000	110,880
Ser. 04-5A, Class A, 4 1/2s, 2034 (Cayman Islands)		33,294	33,261
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		216,864	216,647
Ser. 04-7A, Class B, 6 3/4s, 2034 (Cayman Islands)		97,506	95,555

ASSET-BACKED SECURITIES (13.2%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)	$ 811,381	$811,381
Ser. 04-8A, Class B, 6 3/4s, 2034 (Cayman Islands)	1,244,461	1,144,904
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)	854,563	852,597
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)	1,883,626	847,632
Ser. 05-WF1A, Class A, 4 3/4s, 2035	2,486,817	2,479,357
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA, 4.45s, 2033	127,810	127,810
Ser. 04-HE2N, Class NA, 5.43s, 2034	363,271	362,363
South Coast Funding 144A FRB Ser. 3A, Class A2,
4.96s, 2038 (Cayman Islands)	2,070,000	2,070,828
Structured Asset Investment Loan Trust Ser. 03-BC1A,
Class A, 7 3/4s, 2033 (Cayman Islands)	225,896	225,896
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 3.65s, 2015	11,143,014	10,982,834
Structured Asset Securities Corp. Ser. 98-RF3,
Class A, IO, 6.1s, 2028	501,688	61,457
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	3,688,000	3,531,292
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037 (Cayman Islands)	2,403,000	2,267,609
Wells Fargo Home Equity Trust 144A Ser. 04-2
Class N1, 4.45s, 2034 (Cayman Islands)	2,568,536	2,565,303
Class N2, 8s, 2034 (Cayman Islands)	1,608,000	1,559,760
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035	104,917,397	819,667
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	2,105,621	2,105,295
Ser. 04-1, Class D, 5.6s, 2011	2,723,731	2,710,963

Total asset-backed securities (cost $523,917,857)		$514,682,518

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	$ 1,170,000	$1,145,806
Ser. 01-1, Class K, 6 1/8s, 2036	2,633,000	1,992,565
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 6.89s, 2014	1,090,000	1,090,136
FRB Ser. 02-FL2A, Class K1, 6.39s, 2014	399,575	400,494
FRB Ser. 05-BOCA, Class M, 5.868s, 2016	2,249,000	2,253,615
FRB Ser. 05-ESHA, Class K, 5.68s, 2020	4,239,000	4,239,000
FRB Ser. 05-BOCA, Class L, 5.468s, 2016	1,052,000	1,054,477
FRB Ser. 05-BOCA, Class K, 5.118s, 2016	1,235,000	1,237,534
FRB Ser. 05-BOCA, Class J, 4.868s, 2016	212,000	212,497
FRB Ser. 05-BOCA, Class H, 4.718s, 2016	504,000	507,125
Ser. 03-BBA2, Class X1A, IO, 0.646s, 2015	7,183,047	19,229

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount		Value

Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.455s, 2032		$1,174,000	$1,362,281
Broadgate Financing PLC sec. FRB Ser. D,
5.507s, 2023 (United Kingdom)	GBP	3,098,700	5,469,232
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.918s, 2017		$115,388,806	2,145,511
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 4.366s, 2013		5,781,000	5,752,095
Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
Class A2, 7s, 2033		3,310,500	3,420,160
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033		14,703,000	15,279,866
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 7.768s, 2014		2,934,000	2,920,471
FRB Ser. 05-TFLA, Class L, 5.618s, 2020		4,911,000	4,910,975
FRB Ser. 00-FL1A, Class D, 5.518s, 2009		1,298,995	1,292,500
FRB Ser. 05-TFLA, Class K, 5.068s, 2020		1,310,000	1,309,995
Ser. 1998-C2, Class F, 6 3/4s, 2030		3,757,000	4,057,120
Ser. 98-C1, Class F, 6s, 2040		7,396,000	6,021,897
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	2,012,146
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 1.056s, 2031		205,752,320	4,283,828
DLJ Commercial Mortgage Corp. Ser. 98-CF2
Class B4, 6.04s, 2031		2,235,111	2,216,113
Class B5, 5.95s, 2031		7,128,872	5,218,334
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1
Class B2, 8.16s, 2030		1,974,000	1,381,800
Class B1, 7.91s, 2030		1,948,000	2,019,287
European Loan Conduit FRB Ser. 6X, Class E,
6.379s, 2010 (United Kingdom)	GBP	2,643,178	4,715,726
European Loan Conduit 144A FRB
Ser. 6A, Class F, 6.879s, 2010 (United Kingdom)	GBP	984,468	1,760,059
Ser. 6A, Class F, 6.879s, 2010 (United Kingdom)		$2,349,000	4,155,146
Fannie Mae
IFB Ser. 98-51, Class SG, IO, 23.76s, 2022		537,520	271,422
IFB Ser. 05-74, Class CP, 10.707s, 2035		3,715,539	4,056,904
IFB Ser. 02-36, Class SJ, 10.55s, 2029		1,440,687	1,479,521
IFB Ser. 05-74, Class CS, 9.488s, 2035		4,236,566	4,515,916
IFB Ser. 03-87, Class SP, 8.168s, 2032		233,486	225,934
IFB Ser. 05-66, Class PS, 7.3s, 2035		2,779,308	2,683,978
IFB Ser. 02-36, Class QH, IO, 4.22s, 2029		3,121,503	68,911
IFB Ser. 03-66, Class SA, IO, 3.82s, 2033		10,368,834	797,104
IFB Ser. 04-51, Class S0, IO, 3.22s, 2034		2,647,333	153,016
IFB Ser. 05-87, Class SG, IO, 3.03s, 2035		22,945,000	1,355,189
IFB Ser. 05-92, Class SC, IO, 2.99s, 2035		22,945,000	1,477,084
IFB Ser. 05-83, Class SL, IO, 2.95s, 2035		50,534,000	2,909,320
IFB Ser. 05-72, Class WS, IO, 2.92s, 2035		6,921,501	544,030
IFB Ser. 05-67, Class BS, IO, 2.32s, 2035		12,896,404	560,188

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-87, Class SE, IO, 2.3s, 2035	$ 96,772,000	$4,052,328
IFB Ser. 05-74, Class SE, IO, 2.27s, 2035	7,105,000	271,986
Ser. 92-15, Class L, IO, 10.376s, 2022	2,843	31,645
Ser. 03-W6, Class PT1, 9.37s, 2042	150,791	162,350
Ser. 00-42, Class B2, 8s, 2030	234,914	253,476
Ser. 00-17, Class PA, 8s, 2030	1,157,520	1,245,666
Ser. 00-18, Class PA, 8s, 2030	1,086,657	1,169,115
Ser. 00-19, Class PA, 8s, 2030	1,150,454	1,238,274
Ser. 00-20, Class PA, 8s, 2030	653,486	704,368
Ser. 00-21, Class PA, 8s, 2030	1,913,475	2,061,171
Ser. 00-22, Class PA, 8s, 2030	1,386,003	1,491,384
Ser. 97-37, Class PB, 8s, 2027	3,227,186	3,495,220
Ser. 97-13, Class TA, 8s, 2027	466,934	505,630
Ser. 97-21, Class PA, 8s, 2027	1,925,225	2,082,612
Ser. 97-22, Class PA, 8s, 2027	3,643,297	3,944,986
Ser. 97-16, Class PE, 8s, 2027	1,258,021	1,361,838
Ser. 97-25, Class PB, 8s, 2027	1,197,772	1,295,907
Ser. 95-12, Class PD, 8s, 2025	752,167	813,322
Ser. 95-5, Class A, 8s, 2025	893,643	968,449
Ser. 95-5, Class TA, 8s, 2025	216,071	234,836
Ser. 95-6, Class A, 8s, 2025	614,439	665,653
Ser. 95-7, Class A, 8s, 2025	771,778	836,923
Ser. 94-106, Class PA, 8s, 2024	1,177,493	1,277,244
Ser. 94-95, Class A, 8s, 2024	1,794,451	1,947,556
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,818,186	4,053,596
Ser. 04-W2, Class 5A, 7 1/2s, 2044	12,126,403	12,873,328
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	3,204,182	3,398,419
Ser. 03-W4, Class 4A, 7 1/2s, 2042	1,052,055	1,110,756
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	2,023,284	2,141,327
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,888,859	1,999,049
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	380,585	402,944
Ser. 02-W6, Class 2A, 7 1/2s, 2042	491,918	519,807
Ser. 02-T12, Class A3, 7 1/2s, 2042	503,750	532,248
Ser. 02-W1, Class 2A, 7 1/2s, 2042	1,688,814	1,776,599
Ser. 02-14, Class A2, 7 1/2s, 2042	23,091	24,401
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,169,373	2,288,180
Ser. 02-T4, Class A3, 7 1/2s, 2041	624,971	659,211
Ser. 01-T8, Class A1, 7 1/2s, 2041	36,325	38,258
Ser. 01-T7, Class A1, 7 1/2s, 2041	9,194,226	9,672,351
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,344,119	1,415,210
Ser. 01-T1, Class A1, 7 1/2s, 2040	4,264,717	4,500,215
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,658,183	1,754,909
Ser. 00-T6, Class A1, 7 1/2s, 2030	803,966	845,774
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,767,128	1,869,155
Ser. 01-T4, Class A1, 7 1/2s, 2028	10,685,235	11,352,093
Ser. 02-W3, Class A5, 7 1/2s, 2028	11,335	11,978
Ser. 01-T10, Class A1, 7s, 2041	9,606,258	10,016,689
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	304,465	12,940
Ser. 93-80, Class S, FRB, 6.18s, 2023	356,805	345,541

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-78, Class HI, IO, 6s, 2034	$ 1,246,036	$221,950
Ser. 03-135, IO, 6s, 2033	426,400	71,156
Ser. 03-58, Class ID, IO, 6s, 2033	5,428,884	1,045,060
Ser. 03-22, IO, 6s, 2033	4,783,306	927,627
Ser. 03-26, Class IG, IO, 6s, 2033	4,524,229	883,025
Ser. 328, Class 2, IO, 6s, 2032	1,079,911	219,150
Ser. 322, Class 2, IO, 6s, 2032	4,281,174	857,864
Ser. 318, Class 2, IO, 6s, 2032	5,362,031	1,072,772
Ser. 350, Class 2, IO, 5 1/2s, 2034	9,199,540	1,957,445
Ser. 338, Class 2, IO, 5 1/2s, 2033	30,880,452	6,661,559
Ser. 333, Class 2, IO, 5 1/2s, 2033	9,734,486	2,102,258
Ser. 331, Class 1, IO, 5 1/2s, 2033	693,149	134,076
Ser. 329, Class 2, IO, 5 1/2s, 2033	29,256,792	6,211,797
Ser. 03-86, Class IB, IO, 5 1/2s, 2028	2,445,431	99,346
Ser. 03-8, Class IP, IO, 5 1/2s, 2028	165,533	9,595
Ser. 03-37, Class IC, IO, 5 1/2s, 2027	14,564,257	1,388,156
Ser. 03-6, Class IB, IO, 5 1/2s, 2022	648,865	1,793
Ser. 343, Class 25, IO, 4 1/2s, 2018	572,827	85,867
Ser. 03-118, Class S, IO, 4.27s, 2033	11,025,230	1,195,548
Ser. 03-W10, Class 3, IO, 1.935s, 2043	1,934,942	82,840
Ser. 03-W10, Class 1A, IO, 1.382s, 2043	53,266,503	882,226
Ser. 03-W10, Class 3A, IO, 1.365s, 2043	65,875,050	1,152,813
Ser. 03-W17, Class 12, IO, 1.155s, 2033	32,145,901	969,029
Ser. 01-T1, Class 1, IO, 0.828s, 2040	1,704,264	23,434
Ser. 00-T6, IO, 0.762s, 2030	30,360,565	436,433
Ser. 02-T18, IO, 0.522s, 2042	87,740,083	1,065,936
Ser. 02-W8, Class 1, IO, 0.364s, 2042	45,904,121	329,936
Ser. 352, Class 1, PO, zero %, 2034	98,967	77,475
Ser. 99-51, Class N, PO, zero %, 2029	642,544	534,147
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities Ser. 212, IO, 6s, 2031	217,804	40,628
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,897,750	4,140,957
Ser. T-58, Class 4A, 7 1/2s, 2043	70,875	74,889
Ser. T-42, Class A5, 7 1/2s, 2042	891,931	941,972
Ser. T-41, Class 3A, 7 1/2s, 2032	4,855,701	5,118,280
Ser. T-60, Class 1A2, 7s, 2044	17,083,130	17,883,295
Ser. T-57, Class 1AX, IO, 0.451s, 2043	26,874,191	260,680
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO,
1.486s, 2020	53,524,646	3,339,253
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	2,001,893
Freddie Mac
FRB Ser. 3022, Class TC, zero %, 2035	1,350,732	1,473,353
IFB Ser. 2771, Class SV, 13.627s, 2034	434,935	496,714
IFB Ser. 2763, Class SC, 13.527s, 2032	7,536,446	8,287,301
IFB Ser. 2828, Class GI, IO, 3.732s, 2034	595,245	69,280
IFB Ser. 2869, Class JS, IO, 3.482s, 2034	1,544,724	113,000
IFB Ser. 2882, Class SL, IO, 3.432s, 2034	312,991	28,258

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2737, Class SQ, IO, 3.332s, 2034	$546,780	$34,666
IFB Ser. 3031, Class BI, IO, 3.1s, 2035	5,332,000	442,988
IFB Ser. 3033, Class SF, IO, 3.097s, 2012	8,239,000	545,834
IFB Ser. 2937, Class SY, IO, 2.332s, 2035	6,074,526	227,795
Ser. 2229, Class PD, 7 1/2s, 2030	1,352,846	1,444,586
Ser. 2224, Class PD, 7 1/2s, 2030	1,386,593	1,480,621
Ser. 2217, Class PD, 7 1/2s, 2030	1,407,830	1,503,298
Ser. 2187, Class PH, 7 1/2s, 2029	3,150,675	3,364,330
Ser. 1989, Class C, 7 1/2s, 2027	463,152	494,559
Ser. 1990, Class D, 7 1/2s, 2027	1,284,135	1,371,216
Ser. 1969, Class PF, 7 1/2s, 2027	1,109,653	1,184,901
Ser. 1975, Class E, 7 1/2s, 2027	294,103	314,047
Ser. 1943, Class M, 7 1/2s, 2027	689,245	735,984
Ser. 1932, Class E, 7 1/2s, 2027	957,402	1,022,326
Ser. 1938, Class E, 7 1/2s, 2027	400,101	427,232
Ser. 1941, Class E, 7 1/2s, 2027	324,560	346,570
Ser. 1924, Class H, 7 1/2s, 2027	1,056,875	1,128,544
Ser. 1928, Class D, 7 1/2s, 2027	409,796	437,586
Ser. 1915, Class C, 7 1/2s, 2026	931,260	994,411
Ser. 1923, Class D, 7 1/2s, 2026	1,106,988	1,182,055
Ser. 1904, Class D, 7 1/2s, 2026	1,220,563	1,303,332
Ser. 1905, Class H, 7 1/2s, 2026	1,067,135	1,139,500
Ser. 1890, Class H, 7 1/2s, 2026	1,023,227	1,092,615
Ser. 1895, Class C, 7 1/2s, 2026	539,275	575,844
Ser. 2256, Class UA, 7s, 2030	367,178	387,086
Ser. 2208, Class PG, 7s, 2030	3,215,156	3,389,478
Ser. 2211, Class PG, 7s, 2030	1,812,835	1,911,124
Ser. 2198, Class PH, 7s, 2029	2,657,686	2,801,783
Ser. 2054, Class H, 7s, 2028	6,721,444	7,085,873
Ser. 2031, Class PG, 7s, 2028	733,217	772,971
Ser. 2020, Class E, 7s, 2028	3,709,144	3,910,250
Ser. 1998, Class PL, 7s, 2027	1,579,791	1,665,445
Ser. 1999, Class PG, 7s, 2027	2,587,348	2,727,631
Ser. 2004, Class BA, 7s, 2027	1,522,533	1,605,083
Ser. 2005, Class C, 7s, 2027	1,197,355	1,262,274
Ser. 2005, Class CE, 7s, 2027	1,337,027	1,409,519
Ser. 2006, Class H, 7s, 2027	3,826,064	4,033,508
Ser. 2006, Class T, 7s, 2027	2,446,222	2,578,853
Ser. 1987, Class AP, 7s, 2027	791,782	834,711
Ser. 1987, Class PT, 7s, 2027	1,275,105	1,344,240
Ser. 1978, Class PG, 7s, 2027	2,284,489	2,408,351
Ser. 1973, Class PJ, 7s, 2027	2,727,092	2,874,951
Ser. 1725, Class D, 7s, 2024	524,311	552,739
Ser. 2008, Class G, 7s, 2023	197,722	208,442
Ser. 1750, Class C, 7s, 2023	1,176,287	1,240,064
Ser. 1530, Class I, 7s, 2023	1,250,700	1,318,512
Ser. 2728, IO, 6s, 2032	1,506,119	205,209
Ser. 216, IO, 6s, 2031	15,310,078	2,986,509
Ser. 226, IO, 5 1/2s, 2034	7,267,690	1,591,106

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount	Value

Freddie Mac
Ser. 223, IO, 5 1/2s, 2032	$ 1,781,244	$366,252
Ser. 2515, Class IG, IO, 5 1/2s, 2032	10,684,436	2,376,378
Ser. 2626, Class IK, IO, 5 1/2s, 2030	5,857,770	1,014,734
Ser. 2590, Class IH, IO, 5 1/2s, 2028	5,463,961	956,193
Ser. 2833, Class IK, IO, 5 1/2s, 2023	2,661,572	332,491
Ser. 2553, Class IJ, IO, 5 1/2s, 2020	258,902	1,020
Ser. 3045, Class DI, IO, 5s, 2035	54,005,600	2,818,444
Ser. 2852, Class WI, IO, 5s, 2019	289,928	52,912
Ser. 2852, Class VS, IO, 3.173s, 2034	2,606,119	77,996
Ser. 3045, Class DO, PO, zero %, 2035	4,129,800	3,285,772
Ser. 215, PO, zero %, 2031	796,702	701,598
Ser. 2235, PO, zero %, 2030	1,783,149	1,487,815
Ser. 2191, Class MO, PO, zero %, 2027	347,806	331,554
Ser. 1208, Class F, PO, zero %, 2022	636,693	511,031
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1
Class F, 7.789s, 2033	1,354,000	1,445,381
Class G, 6.131s, 2033	4,588,975	4,290,853
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	4,134,628	3,333,333
Government National Mortgage Association
IFB Ser. 04-86, Class SW, IO, 2.954s, 2034	825,457	50,395
IFB Ser. 05-68, Class SI, IO, 2.66s, 2035	44,613,000	2,644,060
IFB Ser. 05-51, Class SJ, IO, 2.404s, 2035	13,577,746	708,589
IFB Ser. 05-68, Class S, IO, 2.404s, 2029	26,921,000	1,414,037
Ser. 97-13, Class PI, IO, 8s, 2027	384,570	83,492
Ser. 96-16, Class S, IO, 4.688s, 2010	6,592,556	349,668
Ser. 99-31, Class MP, PO, zero %, 2029	76,505	65,403
Ser. 98-2, Class EA, PO, zero %, 2028	572,981	467,338
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 7.018s, 2015	1,843,461	1,853,830
GSMPS Mortgage Loan Trust 144A Ser. 01-2, IO, 0.171s, 2032	2,006,080	8,827
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,867,724
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,222,355
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 7 1/2s, 2014	4,196,208	4,152,832
Mach One Commercial Mortgage Trust 144A Ser. 04-1A
Class J, 5.45s, 2040	4,511,500	3,754,414
Class K, 5.45s, 2040	1,653,000	1,344,160
Class L, 5.45s, 2040	752,500	550,236
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.114s, 2028	35,865,068	1,504,652
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.853s, 2037	8,362,062	3,449,351
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E, 7.313s, 2028	275,000	276,494
Ser. 04-RR, Class F7, 6s, 2039	13,869,752	9,894,890

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)* continued

	Principal amount		Value

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.26s, 2030		$2,378,284	$2,506,264
Ser. 97-MC2, Class X, IO, 1.461s, 2012		22,411,747	382,336
Permanent Financing PLC FRB Ser. 8, Class 2C, 4.234s,
2042 (United Kingdom)		973,000	972,556
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		880,000	843,632
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025		4,867,871	4,811,686
Quick Star PLC FRB Class 1-D, 5.56s, 2011
(United Kingdom)	GBP	3,170,094	5,607,579
Salomon Brothers Mortgage Securities VII 144A
Ser. 03-CDCA, Class X3CD, IO, 1.06s, 2015		$19,319,045	469,897
IStar Asset Receivables Trust 144A FRB Ser. 03-1A
Class F, 4.741s, 2022		2,468,179	2,469,660
Class E, 4.691s, 2022		3,131,502	3,133,381
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		1,339,000	1,106,453
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		1,590,000	1,195,171
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		1,438,000	1,188,260
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		1,371,000	1,030,553
Titan Europe PLC 144A FRB
Ser. 05-CT1A, Class D, 5.639s, 2014 (Ireland)	GBP	2,355,000	4,165,760
Ser. 04-2A, Class D, 3.019s, 2014 (Ireland)	EUR	2,846,000	3,430,853
Ser. 04-2A, Class C, 2.619s, 2014 (Ireland)	EUR	3,577,000	4,312,074
URSUS EPC 144A
FRB Ser. 1-A, Class D, 4.416s, 2012 (Ireland)	GBP	2,749,000	4,853,589
Ser. 1-A, Class X1, IO, 3s, 2012 (Ireland)	GBP	40,000	1,761,258
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 7.068s, 2018		$3,292,000	3,279,246

Total collateralized mortgage obligations (cost $481,471,023)			$480,119,784

SENIOR LOANS (8.1%)* (c)

	Principal amount		Value

Basic Materials (0.6%)
Hercules, Inc. bank term loan FRN Ser. B, 5.306s, 2010		$4,099,721	$4,138,669
Innophos, Inc. bank term loan FRN 6.109s, 2010		1,889,798	1,910,270
Koch Cellulose, LLC bank term loan FRN 5.193s, 2011		501,881	507,736
Koch Cellulose, LLC bank term loan FRN Ser. B, 5.24s, 2011		2,079,765	2,104,030
Mosaic Co. (The) bank term loan FRN Ser. B, 5.218s, 2012		1,393,000	1,409,107
Nalco Co. bank term loan FRN Ser. B, 5.813s, 2010		1,915,592	1,944,326
Novelis, Inc. bank term loan FRN 5.46s, 2012 (Canada)		213,961	216,301
Novelis, Inc. bank term loan FRN Ser. B, 5.46s, 2012		371,616	375,681
PQ Corp. bank term loan FRN Ser. B, 5 1/2s, 2012		1,592,000	1,609,910
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. D, 5.93s, 2012		4,975,000	5,049,625
Smurfit-Stone Container Corp. bank term loan FRN
3.24s, 2010		271,070	273,329

SENIOR LOANS (8.1%)* (c) continued

	Principal amount	Value

Basic Materials continued
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 5.697s, 2011	$ 2,609,376	$2,631,120
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 5.834s, 2011	802,885	809,575
St. Mary’s Cement Corp. bank term loan FRN Ser. B,
5.49s, 2009	985,000	999,159
		23,978,838

Capital Goods (1.0%)
AGCO Corp. bank term loan FRN 5.42s, 2008	1,366,000	1,383,929
Allied Waste Industries, Inc. bank term loan FRN
Ser. A, 5.894s, 2012	2,021,049	2,035,645
Allied Waste Industries, Inc. bank term loan FRN
Ser. B, 5.851s, 2012	5,295,021	5,332,324
Amsted Industries, Inc. bank term loan FRN 6.14s, 2010	1,441,151	1,463,369
Communications & Power, Inc. bank term loan FRN 6.03s, 2010	2,341,696	2,375,845
Enersys Capital, Inc. bank term loan FRN 5.683s, 2011	1,490,568	1,501,748
Graham Packaging Co., Inc. bank term loan FRN Ser. B, 6.149s, 2011	994,987	1,007,270
Hexcel Corp. bank term loan FRN Ser. B, 5.363s, 2012	4,892,222	4,941,144
Invensys, PLC bank term loan FRN Ser. B-1, 6.881s,
2009 (United Kingdom)	671,361	676,396
Mueller Group, Inc. bank term loan FRN 6.372s, 2011	4,782,019	4,805,929
Mueller Group, Inc. bank term loan FRN 5.766s, 2012	4,200,000	4,229,400
Owens-Illinois, Inc. bank term loan FRN Ser. B, 5.57s, 2008	394,214	397,992
Roper Industries, Inc. bank term loan FRN 4.85s, 2009	2,724,215	2,727,620
Terex Corp. bank term loan FRN 5.68s, 2009	1,240,565	1,253,746
Terex Corp. bank term loan FRN Ser. C, 6.18s, 2009	3,145,966	3,181,358
Transdigm, Inc. bank term loan FRN Ser. C, 5.8s, 2010	3,332,395	3,376,826
		40,690,541

Communication Services (0.7%)
Consolidated Communications Holdings bank term loan
FRN Ser. D, 5.926s, 2011	3,742,644	3,780,071
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5.546s, 2012	4,500,000	4,546,409
Hawaiian Telecom Communications bank term loan FRN
Ser. B, 5.73s, 2012	1,000,000	1,010,625
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2011 (Bermuda)	3,862,977	3,895,167
PanAmSat Corp. bank term loan FRN Ser. B1, 6.107s, 2010	2,265,708	2,294,636
Qwest Communications International, Inc. bank term
loan FRN Ser. A, 8.53s, 2007	552,500	569,766
SBA Communications Corp. bank term loan FRN Ser. D,
6.002s, 2008	3,479,215	3,500,960
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
5.713s, 2012	2,542,713	2,561,784
Valor Telecommunications Enterprises LLC/Finance Corp.
bank term loan FRN Ser. B, 5.552s, 2012	4,543,333	4,596,068
		26,755,486

SENIOR LOANS (8.1%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (1.6%)
Adams Outdoor Advertising, LP bank term loan FRN
5.641s, 2012	$759,887	$770,019
Ashtead Group PLC bank term loan FRN Ser. B, 6.063s,
2009 (United Kingdom)	2,400,000	2,431,999
Boise Cascade Corp. bank term loan FRN Ser. D, 5.314s, 2011	1,820,915	1,847,318
Coinmach Service Corp. bank term loan FRN Ser. B, 6.746s, 2009	1,019,602	1,032,347
Corrections Corporation of America bank term loan FRN
Ser. E, 5.486s, 2008	48,305	48,969
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 5.471s, 2010	2,959,995	2,973,972
Goodyear Tire & Rubber Co. (The) bank term loan FRN 6.32s, 2010	1,295,000	1,310,378
Hayes Lemmerz International, Inc. bank term loan FRN 7.007s, 2009	1,004,413	1,002,619
Jostens IH Corp. bank term loan FRN Ser. C, 5.938s, 2010	3,639,381	3,693,062
Journal Register Co. bank term loan FRN Ser. B, 5.129s, 2012	3,200,000	3,223,002
Landsource, Inc. bank term loan FRN Ser. B, 6 1/4s, 2010	2,900,000	2,918,125
Masonite International Corp. bank term loan FRN
5.656s, 2013 (Canada)	2,815,539	2,822,899
Masonite International Corp. bank term loan FRN
Ser. B, 5.656s, 2013 (Canada)	2,820,336	2,827,708
Movie Gallery, Inc. bank term loan FRN Ser. B, 6.49s, 2011	2,892,750	2,872,501
NCI Building Systems, Inc. bank term loan FRN Ser. B,
5.426s, 2010	855,848	861,732
Nortek Holdings, Inc. bank term loan FRN Ser. B,
5.915s, 2011	2,984,925	3,019,997
Penn National Gaming, Inc. bank term loan FRN Ser. B,
5.12s, 2012	1,100,000	1,112,547
PRIMEDIA, Inc. bank term loan FRN 5.766s, 2013	900,000	907,875
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6 5/8s, 2009	654,042	653,224
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-3, 5.324s, 2009	1,080,165	1,087,479
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. D, 5.493s, 2011	2,844,594	2,863,192
Raycom Media, Inc. bank term loan FRN Ser. B, 5 1/2s, 2012	1,300,000	1,304,875
Resorts International Hotel and Casino, Inc. bank
term loan FRN Ser. B, 6.2s, 2012	3,584,691	3,607,096
Sealy Mattress Co. bank term loan FRN Ser. D, 5.572s, 2012	1,217,255	1,229,808
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B, 6.139s, 2012	1,122,188	1,132,475
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012 (U)	1,125,000	1,135,313
TRW Automotive, Inc. bank term loan FRN Ser. B, 5 1/4s, 2010	3,858,034	3,895,811
TRW Automotive, Inc. bank term loan FRN Ser. E, 4.938s, 2010	1,488,750	1,504,010
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 5.24s, 2011	6,571,282	6,622,623
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 5.462s, 2011	1,354,904	1,365,489
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 5.706s, 2012	800,000	811,500
		62,889,964

SENIOR LOANS (8.1%)* (c) continued

	Principal amount	Value

Consumer Staples (1.8%)
Century Cable Holdings bank term loan FRN 8 3/4s, 2009	$ 6,280,000	$6,228,416
Charter Communications PLC bank term loan FRN Ser. B,
6.93s, 2011 (United Kingdom)	4,880,350	4,900,276
Cinemark, Inc. bank term loan FRN Ser. C, 5.436s, 2011	2,820,345	2,849,958
Constellation Brands, Inc. bank term loan FRN Ser. B,
5.299s, 2011	4,466,314	4,523,818
DirecTV Holdings, LLC bank term loan FRN Ser. B,
5.338s, 2013	3,733,333	3,773,777
Dole Food Co., Inc. bank term loan FRN Ser. B,
5.496s, 2012	1,670,356	1,687,583
Domino’s, Inc. bank term loan FRN 5 1/4s, 2010	1,696,650	1,722,808
Emmis Communications Corp. bank term loan FRN Ser. B,
5.518s, 2010	795,990	800,766
Freedom Communications, Inc. bank term loan FRN
Ser. B, 5.357s, 2012	1,853,589	1,872,588
Frontier Vision bank term loan FRN Ser. B, 8.025s, 2006	150,000	150,469
Insight Midwest LP/Insight Capital, Inc. bank term
loan FRN 5 5/8s, 2009	1,660,425	1,683,879
Jean Coutu Group, Inc. bank term loan FRN Ser. B, 5.938s, 2011	4,462,462	4,530,796
Loews Cineplex Entertainment Corp. bank term loan FRN
Ser. B, 5.88s, 2011	3,459,405	3,471,298
Mediacom Communications Corp. bank term loan FRN
Ser. B, 6s, 2012	2,233,125	2,266,970
MGM Studios, Inc. bank term loan FRN Ser. B, 5.74s, 2011	4,400,000	4,451,000
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 8 3/4s, 2010	4,085,000	4,055,094
Pinnacle Foods Holding Corp. bank term loan FRN
6.758s, 2010	2,142,899	2,166,338
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.32s, 2011	1,984,887	2,006,389
Regal Cinemas, Inc. bank term loan FRN Ser. B, 5.49s, 2010	2,069,056	2,088,776
Six Flags, Inc. bank term loan FRN Ser. B, 6.364s, 2009	3,003,755	3,031,110
Sun Media Corp. bank term loan FRN Ser. B, 5.68s,
2009 (Canada)	384,754	389,083
Universal City Development bank term loan FRN Ser. B,
5.687s, 2011	6,054,250	6,127,404
Warner Music Group bank term loan FRN Ser. B, 5.7s, 2011	1,928,613	1,949,105
Young Broadcasting, Inc. bank term loan FRN Ser. B,
5.766s, 2012	2,194,500	2,207,301
		68,935,002

Energy (0.3%)
Dresser, Inc. bank term loan FRN 6.91s, 2010	1,230,000	1,248,450
Dresser, Inc. bank term loan FRN Ser. C, 5.99s, 2009	464,223	467,704
Dresser-Rand Group, Inc. bank term loan FRN Ser. B, 5.438s, 2011	964,682	979,454
Kerr-McGee Corp. bank term loan FRN Ser. B, 6.311s, 2011	2,200,000	2,208,800
Trico Marine Services, Inc. bank term loan FRN 9.18s, 2010	1,874,536	1,893,282
Universal Compression, Inc. bank term loan FRN
Ser. B, 5.24s, 2012	2,942,625	2,969,294
		9,766,984

SENIOR LOANS (8.1%)* (c) continued

	Principal amount	Value

Financial (0.4%)
Fidelity National Information Solutions bank term
loan FRN Ser. B, 5.478s, 2013	$ 4,193,656	$4,207,135
General Growth Properties, Inc. bank term loan FRN
Ser. B, 5.67s, 2008 (R)	4,619,023	4,674,451
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
5 3/4s, 2011	2,040,165	2,058,017
Maguire Properties, Inc. bank term loan FRN Ser. B,
5.466s, 2010 (R)	3,611,111	3,648,728
		14,588,331

Health Care (1.0%)
Alderwoods Group, Inc. bank term loan FRN 5.748s, 2009	594,206	602,005
Beverly Enterprises, Inc. bank term loan FRN 6.241s, 2008	3,050,095	3,053,908
Community Health Systems, Inc. bank term loan FRN
Ser. B, 5.61s, 2011	4,372,289	4,427,852
Concentra bank term loan FRN 6.03s, 2009	1,446,215	1,453,446
DaVita, Inc. bank term loan FRN Ser. B, 5.37s, 2012	3,900,000	3,954,709
Express Scripts, Inc. bank term loan FRN Ser. B, 5.241s, 2010	4,711,600	4,735,158
Fisher Scientific International, Inc. bank term loan
FRN Ser. B, 4.99s, 2011	809,750	815,317
Hanger Orthopedic Group, Inc. bank term loan FRN 7 3/4s, 2009	784,000	796,740
Healthsouth Corp. bank term loan FRN 6.15s, 2010	2,730,656	2,740,896
Healthsouth Corp. bank term loan FRN 3.34s, 2010	738,690	741,461
IASIS Healthcare Corp. bank term loan FRN Ser. B, 5.766s, 2011	1,193,955	1,209,945
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 5.24s, 2011	1,184,142	1,197,957
LifePoint, Inc. bank term loan FRN Ser. B, 5.435s, 2012	4,480,589	4,522,196
Stewart Enterprises, Inc. bank term loan FRN Ser. B, 5.603s, 2011	664,646	672,123
Vanguard Health Systems bank term loan FRN Ser. B,
6.74s, 2011	997,487	1,002,891
Veterinary Centers of America bank term loan FRN
Ser. B, 5.188s, 2011	831,434	839,749
VWR International, Inc. bank term loan FRN Ser. B, 6.14s, 2011	1,975,287	2,001,212
Warner Chilcott Corp. bank term loan FRN 5.901s, 2012 (U)	16,562	16,632
Warner Chilcott Corp. bank term loan FRN 5.314s, 2012 (U)	82,808	83,160
Warner Chilcott Corp. bank term loan FRN Ser. B, 6.411s, 2012	1,659,664	1,670,334
Warner Chilcott Corp. bank term loan FRN Ser. C, 6.359s, 2012	668,764	673,063
Warner Chilcott Corp. bank term loan FRN Ser. D, 6.359s, 2012	308,950	310,936
		37,521,690

Technology (0.3%)
AMI Semiconductor, Inc. bank term loan FRN 5.2s, 2012	3,990,000	4,003,299
ON Semiconductor Corp. bank term loan FRN Ser. G, 6 1/2s, 2011	1,989,975	2,014,229
Seagate Technology Hdd Holdings bank term loan FRN
5 7/8s, 2007 (Cayman Islands)	2,131,911	2,162,114
Seagate Technology Hdd Holdings bank term loan FRN
Ser. B, 5 7/8s, 2007 (Cayman Islands)	852,705	864,785
UGS Corp. bank term loan FRN Ser. C, 5.67s, 2012	3,950,684	4,005,006
		13,049,433

SENIOR LOANS (8.1%)* (c) continued

	Principal amount	Value
Transportation (0.1%)
Kansas City Southern Railway Co. bank term loan FRN
Ser. B, 5.503s, 2008	$ 2,977,500	$3,005,414
Rail America, Inc. bank term loan FRN Ser. B, 5 7/8s, 2011	1,333,690	1,355,919
Rail America, Inc. bank term loan FRN 5 7/8s, 2011	104,108	105,843
		4,467,176

Utilities & Power (0.3%)
Dynegy, Inc. bank term loan FRN Ser. B, 7.72s, 2010	809,750	811,606
El Paso Corp. bank term loan FRN 3.24s, 2009	1,725,000	1,742,250
El Paso Corp. bank term loan FRN Ser. B, 6.438s, 2009	6,081,120	6,148,687
NRG Energy, Inc. bank term loan FRN 3.49s, 2011	1,203,125	1,213,151
NRG Energy, Inc. bank term loan FRN Ser. B, 5.255s, 2011	1,539,141	1,551,966
Williams Cos., Inc. (The) bank term loan FRN Ser. C, 6.025s, 2007	1,815,912	1,834,071
		13,301,731

Total senior loans (cost $315,234,688)		$315,945,176

BRADY BONDS (0.2%)*

	Principal amount	Value
Brazil (Federal Republic of ) FRB Ser. 18 YR, 2.188s, 2012	$ 226,474	$223,076
Brazil (Federal Republic of ) FRB Ser. RG, 5.204s, 2012	5,089,477	5,013,135
Peru (Republic of ) FRB Ser. 20 YR, 5s, 2017	2,726,500	2,671,970

Total brady bonds (cost $6,529,153)		$7,908,181

CONVERTIBLE BONDS AND NOTES (0.1%)*

	Principal amount	Value
Lear Corp. cv. company guaranty zero %, 2022	$ 1,879,000	$843,201
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	1,950,000	2,281,500

Total convertible bonds and notes (cost $3,126,540)		$3,124,701

SHORT-TERM INVESTMENTS (3.6%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	125,341,427	$125,341,427
Short-term investments held as collateral for loaned
securities with yields ranging from 3.77% to 4.09%
and due dates ranging from October 3, 2005
to November 1, 2005 (d)	$ 12,285,805	12,272,400
U. S. Treasury Bill 3.09%, November 3, 2005 #	3,390,000	3,380,413

Total short-term investments (cost $140,994,240)		$140,994,240

TOTAL INVESTMENTS
Total investments (cost $3,986,392,684)		$4,043,221,040

*	Percentages indicated are based on net assets of $3,912,967,556.

****	Security is in default of principal and interest. † Non-income-producing security.

(S)	Securities on loan, in part or in entirety, at September 30, 2005.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2005 was $4,080,000 or 0.10% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.

     # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2005.

(R)	Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F)	Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(U)	A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at September 30, 2005 was less than 0.04% of net assets.

At September 30, 2005, liquid assets totaling $454,906,189 have been designated as collateral for open forward commitments and open swap contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2005.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2005.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2005: (as a percentage of Portfolio Value)

Brazil	2.3%
Canada	1.5
Cayman Islands	2.8
Colombia	0.5
France	4.2
Germany	0.5
Ireland	2.5
Luxembourg	1.3
Mexico	1.2
Philippines	0.8
Russia	1.0
South Africa	0.5
Spain	0.5
Sweden	0.9
United Kingdom	2.6
United States	75.1
Other	1.8

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $497,433,135)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$124,772,583	$122,542,189	10/19/05	$ 2,230,394
British Pound	93,349,684	96,484,774	12/21/05	(3,135,090)
Canadian Dollar	18,346,086	18,105,618	10/19/05	240,468
Danish Krone	6,327,778	6,532,600	12/21/05	(204,822)
Japanese Yen	123,777,475	127,024,360	11/16/05	(3,246,885)
Korean Won	11,735,419	12,042,912	11/16/05	(307,493)
Norwegian Krone	71,890,530	74,636,525	12/21/05	(2,745,995)
Polish Zloty	4,163,921	4,277,265	12/21/05	(113,344)
Singapore Dollar	37,542	38,434	11/16/05	(892)
Swedish Krona	24,950,922	24,777,300	12/21/05	173,622
Swiss Franc	10,493,198	10,971,158	12/21/05	(477,960)

Total				$(7,587,997)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $721,551,161)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 34,616,036	$34,086,335	10/19/05	$ (529,701)
British Pound	63,903,329	65,615,187	12/21/05	1,711,858
Canadian Dollar	53,319,421	51,759,898	10/19/05	(1,559,523)
Euro	333,012,377	339,067,428	12/21/05	6,055,051
Japanese Yen	51,013,382	51,631,522	11/16/05	618,140
Norwegian Krone	10,491,336	10,920,675	12/21/05	429,339
Singapore Dollar	10,869,590	11,142,157	11/16/05	272,567
Swedish Krona	105,327,341	108,503,178	12/21/05	3,175,837
Swiss Franc	47,689,677	48,824,781	12/21/05	1,135,104

Total				$11,308,672

FUTURES CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	50	$11,924,375	Jun-06	$ (82,500)
Euro 90 day (Long)	18	4,295,250	Mar-06	(31,725)
Euro-Bobl 5 yr (Long)	456	62,666,736	Dec-05	(468,602)
Euro-Bund 10 yr (Short)	449	66,321,777	Dec-05	377,510
Euro-Schatz 2 yr (Long)	152	19,451,425	Dec-05	(84,739)
Japanese Government Bond 10 yr - TSE (Short)	24	29,152,842	Dec-05	404,422
U.K. Gilt 10 yr (Long)	150	29,911,215	Dec-05	(180,658)
U.S. Treasury Bond 20 yr (Short)	1,107	126,647,719	Dec-05	986,273
U.S. Treasury Note 10 yr (Long)	395	43,419,141	Dec-05	(518,447)
U.S. Treasury Note 5 yr (Long)	1,081	115,514,984	Dec-05	(842,506)
U.S. Treasury Note 2 yr (Short)	639	131,564,109	Dec-05	307,599

Total				$(133,373)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/05 (proceeds receivable $124,553,141)

		Principal	Settlement
		amount	date	Value

FHLMC, 6 1/2s, October 1, 2035		$58,750,000	10/13/05	$ 60,379,396
FNMA, 5 1/2s, October 1, 2035		63,600,000	10/13/05	63,580,125

Total				$123,959,521

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.	$ 44,236,000	12/5/05	$ (120,756)
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.35% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	42,000,000	1/27/14	1,072,781
Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	5,000,000	9/1/15	(96,614)
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the notional
amount multiplied by 1.97375% and receive quar-
terly the notional amount multiplied by the three
month USD-LIBOR.	132,900,000	1/26/06	1,346,856
Agreement with Citibank, N.A. dated July 12, 2005
to receive annually the notional amount multiplied
by 3.4% and pay semi-annually the notional amount
multiplied by the six month NOKDOM-NIBR.	NOK 284,790,000	7/14/10	(251,576)
Agreement with Citibank N.A. dated July 12, 2005
to pay annually the notional amount multiplied by
2.7515% and receive semi-annually the notional
amount multiplied by the six month
EURIBOR-T248.	EUR 36,276,000	7/14/10	42,591
Agreement with Citibank, N.A. dated July 20, 2005
to receive annually the notional amount multiplied
by 3.52% and pay semi-annually the notional
amount multiplied by the six month
NOKDOM-NIBR.	NOK 115,000,000	7/22/10	(16,366)
Agreement with Citibank, N.A. dated July 20, 2005
to pay annually the notional amount multiplied by
2.825% and receive semi-annually the notional
amount multiplied by the six month
EURIBOR-T248.	EUR 14,140,000	7/22/10	(37,221)
Agreement with Credit Suisse First Boston
International dated May 18, 2005 to pay
semi-annually the notional amount multiplied by
4.6325% and receive quarterly the notional amount
multiplied by the three month GBP-LIBOR-BBA.	GBP 160,000,000	5/18/07	(4,112,214)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by 4.945%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	$ 42,918,600	7/9/14	$ (707,018)
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive semi-
annually the notional amount multiplied by 2.931%
and pay quarterly the notional amount multiplied
by the three month USD-LIBOR.	37,886,000	7/9/06	(482,845)
Agreement with Deutsche Bank AG dated July 31,
2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.7756%.	21,693,259	8/2/22	2,132,801
Agreement with Deutsche Bank AG dated July 31,
2002 to receive semi-annually the notional amount
multiplied by the three month USD-LIBOR-BBA
and pay quarterly the notional amount multiplied
by 5.86%.	24,344,349	8/2/32	(3,103,299)
Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.	43,565,000	8/1/22	4,627,978
Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.	48,888,992	8/1/32	(6,668,135)
Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.	21,693,259	8/12/22	1,677,681
Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.	24,344,349	8/12/32	(2,468,925)
Agreement with JPMorgan Chase Bank, N.A. dated
May 6, 2005 to pay semi-annually the notional
amount multiplied by 4.062% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	210,000,000	5/10/07	(652,447)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
May 6, 2005 to receive semi-annually the notional
amount multiplied by 4.687% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	$113,000,000	5/10/15	$ 733,619
Agreement with JPMorgan Chase Bank, N.A. dated
May 6, 2005 to pay semi-annually the notional
amount multiplied by 5.062% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	49,000,000	5/10/35	(961,579)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied by
2.47% and pay semi-annually the notional amount
multiplied by the six month EURIBOR.	EUR 390,010,000	9/28/07	(530,664)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to pay
semi-annually the notional amount multiplied by
the six month JPY-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 0.2725%.	JPY 46,000,000,000	9/26/07	(262,835)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to pay
annually the notional amount multiplied by 3.2385%
and receive semi-annually the notional amount
multiplied by the six month EURIBOR.	EUR 210,240,000	9/30/15	572,158
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to
receive semi-annually the notional amount multi-
plied by the six month JPY-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 1.05625%.	JPY 12,000,000,000	9/26/12	850,681
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied by
3.734% and pay semi-annually the notional amount
multiplied by the six month EURIBOR.	EUR 71,000,000	9/30/35	(41,444)
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
1.955% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	$132,900,000	1/26/06	1,348,657

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)
Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.		$68,727,000	12/15/13	$ 381,987
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.3375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.		42,000,000	1/26/14	1,104,070
Agreement with Lehman Brothers Special
Financing, Inc. dated July 19, 2002 to receive
semi-annually the notional amount multiplied by
5.114% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
adjusted by a specified spread.		35,000,000	7/23/12	921,401
Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied by
5.152% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.		21,693,259	8/2/22	2,130,083
Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied by
5.152% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.		21,082,941	8/2/12	(601,271)
Agreement with Merrill Lynch Capital Services, Inc.
dated February 16, 2005 to receive semi-annually
the notional amount multiplied by the six month
EURIBOR and pay annually the notional amount
multiplied by 2.5645%.	EUR	337,100,000	2/19/07	(6,302,988)
Agreement with Merrill Lynch Capital Services, Inc.
dated June 9, 2005 to pay semi-annually the
notional amount multiplied by the six month
JPY-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 1.7275%.	JPY	9,500,000,000	6/14/20	(1,646,453)
Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to pay quarterly the notional
amount multiplied by the three month LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.845%.		$43,565,000	8/1/22	4,628,709
Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.204%.		42,339,343	8/1/12	(1,329,770)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)
Agreement with Merrill Lynch Capital Services, Inc.
dated October 27, 2000 to receive semi-annually
the notional amount multiplied by 6.74% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.		$33,300,000	10/31/05	$ 812,362
Agreement with Merrill Lynch Capital Services, Inc.
dated July 22, 2005 to pay annually the notional
amount multiplied by 2.801% and receive
semi-annually the notional amount multiplied by
the six month EURIBOR.	EUR	22,000,000	7/26/10	(27,000)
Agreement with Merrill Lynch Capital Services Inc.
dated July 22, 2005 to receive annually the notional
amount multiplied by 3.54% and pay semi-annually
the notional amount multiplied by the six
month NIBOR.	NOK	174,700,000	7/26/10	(7,321)
Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to pay quarterly the notional
amount multiplied by the three month USD-
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.		$21,693,259	8/12/22	1,676,832
Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.		21,082,941	8/13/12	(323,271)
Agreement with Morgan Stanley Capital Services,
Inc. dated May 15, 2002 to receive semi-annually
the notional amount multiplied by 5.7775% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.		15,000,000	5/17/12	1,172,002
Agreement with Morgan Stanley Capital Services,
Inc. dated September 28, 2000 to pay semi-annu-
ally the notional amount multiplied by 6.94% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.		2,000,000	10/2/10	(253,376)
Agreement with UBS AG dated April 4, 2005 to
pay quarterly the notional amount multiplied by
2.61% and receive semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	542,000,000	4/6/07	(2,766,249)

Total				$(6,538,388)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05

	Notional	Termination	Unrealized
	amount	date	appreciation

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to
receive/(pay) semi-annually the notional amount
multiplied by the total rate of return of the Lehman
Brothers U.S. High Yield Index and pay semi-
annually the notional amount multiplied by the six
month USD-LIBOR adjusted by a specified spread.	$11,383,152	5/1/06	$357,138

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Bank of America, N.A. on April 14, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index,
the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of the reference entity within the
DJ HY CDX 3 Index.		$ 12,870,000	$ 249,168
Agreement with Bank of America, N.A. on April 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount
times the difference between the par value and the
then-market value of the reference entity within the DJ HY
CDX 3 Index.		6,435,000	117,206
Agreement with Bank of America, N.A. on August 16, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund receives a payment of the proportional notional
amount times the difference between the par value and the
then-market value of the reference entity within the CDX HY
Series 4 Index.		30,888,000	(54,305)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on August 17, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360
basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 4 Index, the fund receives a payment of the proportional notional
amount times the difference between the par value and the
then-market value of the reference entity within the CDX HY
Series 4 Index.	$ 15,444,000	$ (46,013)
Agreement with Bank of America, N.A. on September 13,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
90 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ CDX IG HVOL Series 4 Index.	20,306,000	84,474
Agreement with Bank of America, N.A. on September 8,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points times the notional amount. Upon a credit
default event of a reference entity within the CDX HY Series 4
Index, the fund receives a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
CDX HY Series 4 Index.	6,065,730	(7,216)
Agreement with Citigroup Financial Products, Inc. on April 15,
2005, maturing on June 20, 2010, to receive quarterly 180
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-
35% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 4 Index 25-35% tranche.	16,200,000	827,820

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial Products, Inc. on April 28,
2005, maturing on June 20, 2010, to receive quarterly 201
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-
35% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 4 Index 25-35% tranche.	$ 16,200,000	$ 978,453
Agreement with Citigroup Financial Products, Inc. on
August 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and pay quarterly 55 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
IG CDX Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	13,723,000	1,490
Agreement with Citigroup Financial Products, Inc. on
June 10, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year Series 4 Index.	15,801,390	(274,515)
Agreement with Citigroup Financial Products, Inc. on
June 10, 2005, maturing on June 20, 2010, to pay quarterly
677.5 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ IG CDX 5
year Series 4 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index
3-7% tranche.	15,961,000	(214,166)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial Products, Inc. on
June 14, 2005, maturing on June 20, 2015, to receive quarterly
619 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ IG CDX 5
year Series 4 Index 3-7% tranche, the fund makes a payment
of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4
Index 3-7% tranche.	$ 9,557,000	$ (509,966)
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturity on June 20, 2012, to receive quarterly 62 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG
CDX Series 4 Index, 7-10% tranche.	13,723,000	150,572
Agreement with Deutsche Bank AG on April 15, 2005,
maturing on June 20, 2010, to receive quarterly 183 basis
points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35%
tranche, the fund make a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 4 Index 25-35% tranche.	16,200,000	842,399
Agreement with Deutsche Bank AG on August 8, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 40
basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4
Index, the fund receives a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	13,861,000	(12,727)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Deutsche Bank AG on July 14, 2005,
maturing on June 20, 2012, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX
Series 4 Index.	$ 10,526,000	$ (29,917)
Agreement with Deutsche Bank AG on July 14, 2005,
maturing on June 20, 2012, to receive quarterly 35.5 basis
points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 10-
15% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index, 10-15% tranche.	7,017,000	62,862
Agreement with Deutsche Bank AG on August 8, 2005,
maturing on June 20, 2010, to receive quarterly 44 basis points times the notional amount. Upon a credit default event of a
reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of the reference entity within the
DJ IG CDX 4 Index 7-10% tranche.	13,861,000	95,404
Agreement with Deutsche Bank AG on September 8, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based
on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 500
basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX HY Series 4
Index HB, the fund receives a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ CDX HY Series 4 Index HB.	5,921,800	33,458

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on
April 1, 2005, maturing on December 20, 2009, to pay quar-
terly 138 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ HY
CDX 3 Index 25-35% tranche, the fund receives a payment
of the proportional notional amount times the difference
between the par value and the then-market value of
the reference entity within the DJ HY CDX 3 Index
25-35% tranche.	$6,546,000	$ 283,775
Agreement with Goldman Sachs Capital Markets, L.P. on
April 13, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 3 Index.	6,435,000	90,111
Agreement with Goldman Sachs Capital Markets, L.P. on
August 18, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and pay quarterly 40 basis points times the notional amount.
Upon a credit default event of a reference entity within the
CDX IG Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the CDX IG Series 4 Index.	8,825,700	1,640
Agreement with Goldman Sachs Capital Markets, L.P. on
August 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and pay quarterly 55 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
IG CDX Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	6,518,250	3,457

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on
August 19, 2005, maturing on June 20, 2012, to receive quar-
terly 37.5 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index
10-15% tranche.	$ 13,036,500	$ 116,999
Agreement with Goldman Sachs Capital Markets, L.P. on
June 22, 2005, maturing on June 20, 2015, to receive quarterly
656 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ IG CDX 5
year Series 4 Index 3-7% tranche, the fund makes a payment
of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4
Index 3-7% tranche.	15,879,000	(623,664)
Agreement with Goldman Sachs Capital Markets, L.P. on
May 20, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
5 year Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX 5 year Series 4 Index.	29,930,000	(478,580)
Agreement with Goldman Sachs Capital Markets, L.P. on
May 20, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread
on issue and the market spread on day of execution and
receive quarterly 500 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index
0-3% tranche.	5,986,000	307,842

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on
August 12, 2005, maturing on June 20, 2015, to receive quar-
terly 600 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index,3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index,3-7% tranche.	$ 15,535,000	$(1,180,130)
Agreement with Goldman Sachs Capital Markets, L.P. on
August 18, 2005, maturing on June 20, 2010, to receive quar-
terly 38.5 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index,7-10% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche.	6,789,000	33,267
Agreement with Goldman Sachs Capital Markets, L.P. on
August 19, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and pay quarterly 360 basis points times the notional amount.
Upon a credit default event of a reference entity within the
CDX HY Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the CDX HY Series 4 Index.	15,444,000	103,958
Agreement with Goldman Sachs International on
September 2, 2004, terminating on the date on which the
notional amount is reduced to zero or the date on which the
assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount
times 2.55625% and the fund pays in the event of a credit
default in one of the underlying securities in the basket of
BB CMBS securities.	28,743,000	679,396

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. on
June 22, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and
receive pay 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year Series 4 Index.	$ 15,720,210	$ (183,146)
Agreement with JPMorgan Chase Bank, N.A. on June 23,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
360 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ HY CDX 5
year Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year Series 4 Index.	15,732,090	(239,164)
Agreement with Lehman Brothers Special Financing, Inc. on
April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 3 Index.	6,435,000	152,013
Agreement with Lehman Brothers Special Financing, Inc. on
April 18, 2005, maturing on June 20, 2010, to pay quarterly
194 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ HY CDX 4
Index 25-35% tranche, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 4 Index 25-35% tranche.	4,000,000	231,771

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and to receive quarterly 45 basis points times the notional
amount. Upon a credit default event of any reference entity
within the DJ iTraxx Index, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the
reference entity within the DJ iTraxx Index.	EUR	13,927,000	$77,847
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive quar-
terly 46.375 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ iTraxx
Index 6-9% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par
value and the then-market value of the reference entity within
the DJ iTraxx Index 6-9% tranche.	EUR	13,927,000	(5,232)
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and to
pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.		$ 13,861,000	(8,707)
Agreement with Lehman Brothers Special Financing, Inc. on
July 14, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and to
receive quarterly 36 basis points times the notional amount.
Upon a credit default event of any reference entity within the
DJ IG CDX Series 4 Index,10-15% tranche, the fund makes a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.		6,456,000	35,602

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
July 27, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and to
receive quarterly 19 basis points times the notional amount.
Upon a credit default event of any reference entity within the
DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value
and the then-market value of the
reference entity within the DJ iTraxx Index.	EUR	11,462,250	$176
Agreement with Lehman Brothers Special Financing, Inc. on
July 27, 2005, maturing on June 20, 2012, to receive quarterly
19 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ iTraxx Index
53 tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ iTraxx Index 53 tranche.	EUR	15,283,000	69,297
Agreement with Lehman Brothers Special Financing, Inc. on
July 29, 2005, maturing on June 20, 2012, to receive quarterly
33.75 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ IG CDX
Series 4 Index, 10-15% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.		$ 13,885,000	81,171
Agreement with Lehman Brothers Special Financing, Inc. on
June 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year
Series 4 Index.		9,461,430	(109,269)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
June 17, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ HY CDX 5 year Series 4 Index.	$ 15,801,390	$ (164,217)
Agreement with Lehman Brothers Special Financing, Inc. on
August 10, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and to pay quarterly 360 basis points times the notional
amount. Upon a credit default event of any reference entity
within the CDX HY Series 4 Index, the fund receives a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the CDX HY Series 4 Index.	30,888,000	198,837
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2010, to receive quar-
terly 43 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche.	13,861,000	82,284
Agreement with Lehman Brothers Special Financing, Inc. on
March 24,2005, maturing on December 20, 2009, to pay
quarterly 116 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG
CDX Series 3 Index 25-35% tranche that the counterparties
agree advances within the 25-35 Loss Basket of the Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX
Series 3 Index 25-35% tranche.	6,546,000	201,664

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of
execution and pay quarterly 65 basis points times the notional amount. Upon a credit default event of a reference entity
within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index.	$ 6,606,000	$ 24,178
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive
quarterly 59 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
4 Index 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index 10-15% tranche.	6,606,000	(16,467)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of
execution and pay quarterly 70 basis points times the notional amount. Upon a credit default event of a reference entity
within the DJ IG CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 Index.	6,580,000	(8,950)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive quarterly 57.5 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
IG CDX 5 Index 10-15% tranche, the fund makes a payment
of the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 Index 10-15% tranche.	6,580,000	(1,085)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 29, 2005, maturing on June 20, 2010, to receive/
(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution
and pay quarterly 90 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
CDX IG HVOL Series 4 Index, the fund receives a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ CDX IG HVOL Series 4 Index.	$ 27,003,000	$ (29,940)
Agreement with Lehman Brothers Special Financing, Inc. on
September 8, 2005, maturing on June 20, 2010, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of
execution and to pay quarterly 360 basis points times the
notional amount. Upon a credit default event of any reference entity within the DJ HY CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the
difference between the par value and the then-market value
of the reference entity within the DJ HY CDX Series 4 Index.	15,379,650	(35,405)
Agreement with Merrill Lynch International effective April 14,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and receives quar-
terly 360 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ HY
CDX 3 Index, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ HY CDX 3 Index.	8,118,000	169,221
Agreement with Morgan Stanley Capital Services, Inc. on
May 24, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
5 year Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX 5 year Series 4 Index.	150,675,000	(2,124,791)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
May 24, 2005, maturing on June 20, 2010, to receive/(pay) a
premium based on the difference between the original spread
on issue and the market spread on day of execution and
receive quarterly 500 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ
IG CDX 5 year Series 4 Index 0-3% tranche, the fund makes a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4 Index
0-3% tranche.	$ 30,135,000	$ 1,506,827
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive
quarterly 275 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index 3-7% tranche.	10,153,000	(220,036)
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of
execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index, the fund receives a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	13,213,000	19,940
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive
quarterly 48 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index 7-10% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index
7-10% tranche.	13,213,000	44,346

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 29, 2005, maturing on June 20, 2012, to receive
quarterly 318 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index 3-7% tranche.	$8,998,000	$ 10,877
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of
execution and pay quarterly 65 basis points times the notional amount. Upon a credit default event of a reference entity
within the DJ IG CDX Series 4 Index, the fund receives a
payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	6,782,000	8,306
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive
quarterly 70.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index
10-15% tranche.	6,782,000	50,969
Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2012, to receive
quarterly 285 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index 3-7% tranche.	15,317,000	(239,350)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 8, 2005, maturing on June 20, 2015, to receive
quarterly 479 basis points times the notional amount. Upon a credit default event of any reference entity within the iTraxx
Eur 3 Index,3-6% tranche. the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the iTraxx EUR 3 Index, 3-6% tranche.	EUR	6,127,000	$ 271,724

Total			$1,483,843

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investment in securities, at value, including $11,743,540 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,861,051,257)	$3,917,879,613
Affiliated issuers (identified cost $125,341,427) (Note 5)	125,341,427

Cash	16,852,933

Foreign currency (cost $17,660,533) (Note 1)	17,456,956

Dividends, interest and other receivables	48,516,693

Receivable for shares of the fund sold	1,791,349

Receivable for securities sold	28,544,523

Receivable for sales of delayed delivery securities (Note 1)	124,797,032

Receivable for variation margin (Note 1)	535,616

Receivable for open forward currency contracts (Note 1)	16,226,325

Receivable for closed forward currency contracts (Note 1)	5,692,498

Unrealized appreciation on swap contracts (Note 1)	35,891,188

Total assets	4,339,526,153

LIABILITIES
Payable for securities purchased	49,078,064

Payable for purchases of delayed delivery securities (Note 1)	134,801,023

Payable for shares of the fund repurchased	22,336,148

Payable for compensation of Manager (Notes 2 and 5)	5,754,474

Payable for investor servicing and custodian fees (Note 2)	616,582

Payable for Trustee compensation and expenses (Note 2)	349,848

Payable for administrative services (Note 2)	9,833

Payable for distribution fees (Note 2)	2,219,435

Payable for open forward currency contracts (Note 1)	12,505,650

Payable for closed forward currency contracts (Note 1)	9,291,998

TBA sale commitments, at value (proceeds receivable $124,553,141) (Note 1)	123,959,521

Unrealized depreciation on swap contracts (Note 1)	40,588,595

Payable for closed swap contracts (Note 1)	375,042

Premiums received on credit default contracts (Note 1)	12,085,743

Collateral on securities loaned, at value (Note 1)	12,272,400

Other accrued expenses	314,241

Total liabilities	426,558,597

Net assets	$3,912,967,556

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,624,055,077

Undistributed net investment income (Note 1)	91,083,356

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(857,970,197)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	55,799,320

Total -- Representing net assets applicable to capital shares outstanding	$3,912,967,556

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,364,861,807 divided by 133,837,895 shares)	$10.20

Offering price per class A share
(100/96.25 of $10.20)*	$10.60

Net asset value and offering price per class B share
($391,132,898 divided by 38,653,258 shares)**	$10.12

Net asset value and offering price per class C share
($226,005,056 divided by 22,296,192 shares)**	$10.14

Net asset value and redemption price per class M share
($1,898,275,720 divided by 187,737,311 shares)	$10.11

Offering price per class M share
(100/96.75 of $10.11)***	$10.45

Net asset value, offering price and redemption price per class R share
($562,802 divided by 55,271 shares)	$10.18

Net asset value, offering price and redemption price per class Y share
($32,129,273 divided by 3,149,234 shares)	$10.20

*	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INVESTMENT INCOME
Interest (including interest income of $8,783,479 from investments
in affiliated issuers) (Note 5)	$ 285,883,013

Dividends	107,483

Securities lending	54,116

Total investment income	286,044,612

EXPENSES
Compensation of Manager (Note 2)	26,122,125

Investor servicing fees (Note 2)	4,707,531

Custodian fees (Note 2)	802,525

Trustee compensation and expenses (Note 2)	152,511

Administrative services (Note 2)	97,104

Distribution fees -- Class A (Note 2)	3,411,704

Distribution fees -- Class B (Note 2)	4,555,074

Distribution fees -- Class C (Note 2)	2,386,436

Distribution fees -- Class M (Note 2)	13,935,245

Distribution fees -- Class R (Note 2)	1,843

Other	890,416

Non-recurring costs (Notes 2 and 7)	58,049

Costs assumed by Manager (Notes 2 and 7)	(58,049)

Fees waived and reimbursed by Manager (Note 5)	(545,019)

Total expenses	56,517,495

Expense reduction (Note 2)	(939,575)

Net expenses	55,577,920

Net investment income	230,466,692

Net realized gain on investments (Notes 1 and 3)	115,271,363

Net realized gain on swap contracts (Note 1)	26,967,433

Net realized gain on futures contracts (Note 1)	25,622,188

Net realized gain on foreign currency transactions (Note 1)	5,381,789

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	12,403,247

Net unrealized depreciation of investments, futures contracts,
swap contracts and TBA sale commitments during the year	(110,135,922)

Net gain on investments	75,510,098

Net increase in net assets resulting from operations	$ 305,976,790

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended

	9/30/05	9/30/04
Operations:
Net investment income	$ 230,466,692	$ 293,663,745

Net realized gain on investments
and foreign currency transactions	173,242,773	61,110,106

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(97,732,675)	142,974,690

Net increase in net assets resulting from operations	305,976,790	497,748,541

Distributions to shareholders: (Note 1)

From net investment income

Class A	(72,352,278)	(92,685,188)

Class B	(21,100,795)	(38,106,743)

Class C	(10,950,053)	(17,458,283)

Class M	(144,919,817)	(222,273,258)

Class R	(18,536)	(164)

Class Y	(1,593,689)	(1,806,730)

Redemption fees (Note 1)	4,507	245

Decrease from capital share transactions (Note 4)	(1,466,401,168)	(289,881,834)

Total decrease in net assets	(1,411,355,039)	(164,463,414)

NET ASSETS
Beginning of year	5,324,322,595	5,488,786,009

End of year (including undistributed net investment
income of $91,083,356 and $25,824,227, respectively)	$ 3,912,967,556	$5,324,322,595

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$10.10	$9.85	$8.89	$9.26	$10.13

Investment operations:
Net investment income (a)	.51(d)	.54(d)	.68	.73	.84

Net realized and unrealized
gain (loss) on investments	.13	.39	1.00	(.31)	(.81)

Total from
investment operations	.64	.93	1.68	.42	.03

Less distributions:
From net investment income	(.54)	(.68)	(.72)	(.74)	(.68)

From return of capital	--	--	--	(.05)	(.22)

Total distributions	(.54)	(.68)	(.72)	(.79)	(.90)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.20	$10.10	$9.85	$8.89	$9.26

Total return at
net asset value (%)(b)	6.50	9.73	19.65	4.61	.22

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,364,862	$1,340,885	$1,478,254	$1,296,859	$1,378,591

Ratio of expenses to
average net assets (%)(c)	.91(d)	.95(d)	.96	.94	.95

Ratio of net investment income
to average net assets (%)	4.97(d)	5.44(d)	7.22	7.96	8.75

Portfolio turnover (%)	125.82(f )	99.17	146.21(g)	209.42(g,h)	150.11(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class A shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes dollar roll transactions.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.02	$9.78	$8.84	$9.22	$10.09

Investment operations:
Net investment income (a)	.43(d)	.47(d)	.61	.66	.79

Net realized and unrealized
gain (loss) on investments	.14	.37	.98	(.32)	(.83)

Total from
investment operations	.57	.84	1.59	.34	(.04)

Less distributions:
From net investment income	(.47)	(.60)	(.65)	(.68)	(.63)

From return of capital	--	--	--	(.04)	(.20)

Total distributions	(.47)	(.60)	(.65)	(.72)	(.83)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.12	$10.02	$9.78	$8.84	$9.22

Total return at
net asset value (%)(b)	5.72	8.85	18.67	3.70	(.53)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$391,133	$516,726	$742,979	$696,733	$738,611

Ratio of expenses to
average net assets (%)(c)	1.66(d)	1.70(d)	1.71	1.69	1.70

Ratio of net investment income
to average net assets (%)	4.23(d)	4.73(d)	6.49	7.20	8.01

Portfolio turnover (%)	125.82(f )	99.17	146.21(g)	209.42(g,h)	150.11(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class B shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes dollar roll transactions.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.04	$9.80	$8.86	$9.24	$10.11

Investment operations:
Net investment income (a)	.43(d)	.47(d)	.57	.65	.77

Net realized and unrealized
gain (loss) on investments	.14	.37	1.03	(.31)	(.81)

Total from
investment operations	.57	.84	1.60	.34	(.04)

Less distributions:
From net investment income	(.47)	(.60)	(.66)	(.68)	(.63)

From return of capital	--	--	--	(.04)	(.20)

Total distributions	(.47)	(.60)	(.66)	(.72)	(.83)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.14	$10.04	$9.80	$8.86	$9.24

Total return at
net asset value (%)(b)	5.71	8.87	18.70	3.72	(.50)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$226,005	$265,151	$237,437	$26,673	$18,589

Ratio of expenses to
average net assets (%)(c)	1.66(d)	1.70(d)	1.71	1.69	1.70

Ratio of net investment income
to average net assets (%)	4.23(d)	4.67(d)	6.10	7.17	7.96

Portfolio turnover (%)	125.82(f )	99.17	146.21(g)	209.42(g,h)	150.11(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class C shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes dollar roll transactions.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.02	$9.78	$8.83	$9.22	$10.09

Investment operations:
Net investment income (a)	.48(d)	.51(d)	.65	.70	.81

Net realized and unrealized
gain (loss) on investments	.13	.38	1.00	(.32)	(.80)

Total from
investment operations	.61	.89	1.65	.38	.01

Less distributions:
From net investment income	(.52)	(.65)	(.70)	(.72)	(.67)

From return of capital	--	--	--	(.05)	(.21)

Total distributions	(.52)	(.65)	(.70)	(.77)	(.88)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.11	$10.02	$9.78	$8.83	$9.22

Total return at
net asset value (%)(b)	6.19	9.43	19.37	4.13	(.02)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,898,276	$3,174,449	$3,004,689	$2,258,273	$1,368,935

Ratio of expenses to
average net assets (%)(c)	1.16(d)	1.20(d)	1.21	1.19	1.20

Ratio of net investment income
to average net assets (%)	4.73(d)	5.17(d)	6.96	7.68	8.47

Portfolio turnover (%)	125.82(f )	99.17	146.21(g)	209.42(g,h)	150.11(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class M shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes dollar roll transactions.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period

		9/30/05	12/1/03†-9/30/04

	Net asset value,
	beginning of period	$10.09	$9.93

	Investment operations:
	Net investment income (a,b)	.48	.46

	Net realized and unrealized
	gain on investments	.14	.24

	Total from
	investment operations	.62	.70

	Less distributions:
	From net investment income	(.53)	(.54)

	Total distributions	(.53)	(.54)

	Redemption fees (c)	--	--

	Net asset value,
	end of period	$10.18	$10.09

	Total return at
	net asset value (%)(d)	6.20	7.30*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$563	$94

	Ratio of expenses to
	average net assets (%)(b,e)	1.16	1.00*

	Ratio of net investment income
	to average net assets (%)(b)	4.66	4.32*

	Portfolio turnover (%)	125.82(f )	99.17

†	Commencement of operations.
*	Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class R shares (Note 5).

(c)	Amount represents less than $0.01 per share.

(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e)	Includes amounts paid through expense offset arrangements (Note 2).

(f)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.10	$9.85	$8.89	$9.28	$10.15

Investment operations:
Net investment income (a)	.53(d)	.56(d)	.70	.77	.85

Net realized and unrealized
gain (loss) on investments	.14	.39	1.00	(.34)	(.80)

Total from
investment operations	.67	.95	1.70	.43	.05

Less distributions:
From net investment income	(.57)	(.70)	(.74)	(.77)	(.70)

From return of capital	--	--	--	(.05)	(.22)

Total distributions	(.57)	(.70)	(.74)	(.82)	(.92)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.20	$10.10	$9.85	$8.89	$9.28

Total return at
net asset value (%)(b)	6.74	9.99	19.96	4.65	.48

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$32,129	$27,017	$25,427	$17,109	$24,014

Ratio of expenses to
average net assets (%)(c)	.66(d)	.70(d)	.71	.69	.70

Ratio of net investment income
to average net assets (%)	5.22(d)	5.68(d)	7.45	8.20	8.98

Portfolio turnover (%)	125.82(f )	99.17	146.21(g)	209.42(g,h)	150.11(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class Y shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Portfolio turnover excludes dollar roll transactions.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with capital appreciation by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2005, the value of securities loaned amounted to $11,743,540. The fund received cash collateral of $12,272,400 which is pooled with collateral of other Putnam funds into 20 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $856,047,835 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 34,614,725	September 30, 2007

230,732,644	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, straddle loss deferrals and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund reclassified $85,727,605 to increase undistributed net investment income and $469,632 to increase paid-in-capital, with an increase to accumulated net realized losses of $86,197,237.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,838,109
Unrealized depreciation	(74,634,864)
------------------------------
Net unrealized appreciation	54,203,245
Undistributed ordinary income	90,381,383
Capital loss carryforward	(856,047,835)
Cost for federal income
tax purposes	$3,989,017,795

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended September 30, 2005, Putnam Management has assumed $58,049 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005, the fund paid PFTC $5,508,340 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2005, the fund’s expenses were reduced by $939,575 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,008, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $122,949 and $636,558 from the sale of class A and class M shares, respectively, and received $508,862 and $6,069 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received $1,438 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $5,303,222,820 and $5,888,492,029, respectively. Purchases and sales of U.S. government securities aggregated $1,509,844 and $325,733,320, respectively.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	27,673,623	$ 283,462,115

Shares issued
in connection
with reinvestment
of distributions	5,161,530	52,768,581

	32,835,153	336,230,696

Shares
repurchased	(31,761,405)	(325,159,459)

Net increase	1,073,748	$ 11,071,237

Year ended 9/30/04:
Shares sold	27,850,112	$ 277,462,445

Shares issued
in connection
with reinvestment
of distributions	6,625,560	65,749,125

	34,475,672	343,211,570

Shares
repurchased	(51,777,227)	(514,806,637)

Net decrease	(17,301,555)	$(171,595,067)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	5,816,447	$ 59,103,683

Shares issued
in connection
with reinvestment
of distributions	1,472,692	14,949,019

	7,289,139	74,052,702

Shares
repurchased	(20,190,532)	(205,189,960)

Net decrease	(12,901,393)	$(131,137,258)

Year ended 9/30/04:
Shares sold	10,528,573	$ 104,169,004

Shares issued
in connection
with reinvestment
of distributions	2,727,142	26,875,381

	13,255,715	131,044,385

Shares
repurchased	(37,674,574)	(371,911,016)

Net decrease	(24,418,859)	$(240,866,631)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	8,751,604	$ 89,125,080

Shares issued
in connection
with reinvestment
of distributions	137,020	1,393,634

	8,888,624	90,518,714

Shares
repurchased	(13,003,377)	(132,347,064)

Net decrease	(4,114,753)	$ (41,828,350)

Year ended 9/30/04:
Shares sold	13,480,375	$ 133,745,318

Shares issued
in connection
with reinvestment
of distributions	195,394	1,929,159

	13,675,769	135,674,477

Shares
repurchased	(11,497,122)	(113,579,200)

Net increase	2,178,647	$ 22,095,277

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	25,877,581	$ 263,301,936

Shares issued
in connection
with reinvestment
of distributions	106,838	1,083,559

	25,984,419	264,385,495

Shares
repurchased	(155,063,889)	(1,574,239,288)

Net decrease	(129,079,470)	$(1,309,853,793)

Year ended 9/30/04:
Shares sold	123,937,420	$ 1,226,499,648

Shares issued
in connection
with reinvestment
of distributions	161,866	1,588,588

	124,099,286	1,228,088,236

Shares
repurchased	(114,513,916)	(1,128,669,921)

Net increase	9,585,370	$ 99,418,315

CLASS R	Shares	Amount
Year ended 9/30/05:
Shares sold	48,096	$493,168

Shares issued
in connection
with reinvestment
of distributions	1,814	18,536

	49,910	511,704

Shares
repurchased	(3,933)	(40,237)

Net increase	45,977	$471,467
For the period 12/1/03
(commencement of operations) to 9/30/04:
Shares sold	9,281	$ 93,478

Shares issued
in connection
with reinvestment
of distributions	17	164

	9,298	93,642

Shares
repurchased	(4)	(39)

Net increase	9,294	$ 93,603

CLASS Y	Shares	Amount
Year ended 9/30/05:
Shares sold	1,175,655	$ 12,052,175

Shares issued
in connection
with reinvestment
of distributions	155,859	1,593,689

	1,331,514	13,645,864

Shares
repurchased	(856,667)	(8,770,335)

Net increase	474,847	$ 4,875,529

Year ended 9/30/04:
Shares sold	1,033,952	$ 10,328,022

Shares issued
in connection
with reinvestment
of distributions	182,046	1,806,730

	1,215,998	12,134,752

Shares
repurchased	(1,122,401)	(11,162,083)

Net increase	93,597	$ 972,669

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2005, management fees paid were reduced by $545,019 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $8,783,479 for the year ended September 30, 2005. During the year ended September 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $2,535,433,898 and $2,758,111,388, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund Voyager Fund

Blend funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.
† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.
§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
KPMG LLP
| Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.

Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN028 228910 11/05

Putnam Diversified Income Trust

9/30/05 ANNUAL REPORT SUPPLEMENT

The fund description on page 6 of this report has been revised and should be replaced with the text that appears below:

Putnam Diversified Income Trust seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income consistent with capital preservation, asset class diversification, or both.

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2005	$53,490	$-	$3,990	$-
September 30, 2004	$48,869*	$-	$3,950	$937

*Includes fees of $ 7,519 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 3,990 and $4,887 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:
Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2005